REGISTRATION NO. 333-53589/811-08789

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 17	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X	]

Amendment No. 19	[X	]

VALIC COMPANY II

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NORI L. GABERT, ESQ.

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(713.831.5165)

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

THE CORPORATION TRUST COMPANY

300 EAST LOMBARD ST.

BALTIMORE, MARYLAND 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:

DAVID M. LEAHY, ESQ.

SULLIVAN & WORCESTER LLP

1666 K STREET, N.W.

WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)

[X]	on January 1, 2011, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date], pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC COMPANY II

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

PROSPECTUS

JANUARY 1, 2011

VALIC Company II (“VC II”) is a mutual fund complex made up of 15 separate funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has its own investment objective. Each Fund is explained in more detail in its Fund Summary contained in this prospectus.

Ticker Symbol:

Aggressive Growth Lifestyle Fund	VAGLX
Capital Appreciation Fund	VCCAX
Conservative Growth Lifestyle Fund	VCGLX
Core Bond Fund	VCCBX
High Yield Bond Fund	VCHYX
International Small Cap Equity Fund	VISEX
Large Cap Value Fund	VACVX
Mid Cap Growth Fund	VAMGX
Mid Cap Value Fund	VMCVX
Moderate Growth Lifestyle Fund	VMGLX
Money Market II Fund	VIIXX
Small Cap Growth Fund	VASMX
Small Cap Value Fund	VCSVX
Socially Responsible Fund	VCSRX
Strategic Bond Fund	VCSBX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

Investment Objective

The Fund seeks growth through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.84%
Total Annual Fund Operating Expenses	1.04%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement(1) (2)	0.94%

(1) The Total Annual Fund Operating Expenses for the Fund does not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the annual report, which reflects the operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(2) The adviser has contractually agreed to waive receipt of its fees and/or reimburse the expenses of the Fund (excluding Acquired Fund Fees and Expenses) until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$321	$564	$1,262

Portfolio Turnover

The Fund does not pay transaction costs when it buys and sells shares of the Underlying Funds. An Underlying Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Underlying Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio. Some of the Underlying Funds, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies of the Fund

As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:

• domestic equity securities	45% - 70%
• fixed-income securities	10% - 50%
• international equity securities	5% - 25%
• real estate securities	0% - 15%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund through its investments in the Underlying Funds.

Active Trading Risk: The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Fund. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.

Credit Risk: The issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-

income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Large Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Lower Rated Fixed-Income Securities Risk: The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

Small and Medium Company Risk: The Underlying Funds may invest in small- and medium-capitalization companies. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (54%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (net)

FUND SUMMARY: AGGRESSIVE GROWTH LIFESTYLE FUND

(13%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trusts (“NAREIT”) Developed Index (8%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From October 1, 1999 through December 31, 2001, The Variable Annuity Life Insurance Company (“VALIC”) managed the Fund. Since January 1, 2002, PineBridge Investments, LLC (and its predecessors) (“PineBridge”) has served as sub-adviser of the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 16.88% (quarter ending September 30, 2009) and the lowest return for a quarter was -17.12% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 6.95%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	29.17%	3.94%	1.74%
S&P 500® Index	26.46%	0.42%	-0.95%
Blended Index	24.20%	2.65%	2.69%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Jose R. Aragon	2008	Vice President and Portfolio Manager, Asset Allocation Products
Timothy Campion	2002	Vice President and Portfolio Manager
Michael J. Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation & Structured Equities
Paul Mazzacano	2007	Vice President and Global Head of Investment Manager Research

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: CAPITAL APPRECIATION FUND

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses	0.53%
Total Annual Fund Operating Expenses	1.08%
Expense Reimbursement	0.23%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.85%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$321	$573	$1,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

FUND SUMMARY: CAPITAL APPRECIATION FUND

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Bridgeway Capital Management, Inc. (“Bridgeway”) assumed sub-advisory duties on August 28, 2006. From January 1, 2002 to August 28, 2006, the Fund was sub-advised by Credit Suisse Asset Management, LLC. Prior to January 1, 2002, the Fund was sub-advised by Goldman Sachs Asset Management.

During the periods shown in the bar chart below, the highest return for a quarter was 13.98% (quarter ending June 30, 2003) and the lowest return for a quarter was -25.65% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 3.90%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	32.30%	-0.66%	-5.63%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by Bridgeway.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

John Montgomery	2006	Chairman and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

Investment Objective

The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.84%
Total Annual Fund Operating Expenses	1.07%
Expense Reimbursement	0.13%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.94%

(1) The Total Annual Fund Operating Expenses for the Fund does not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the annual report, which reflects the operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(2) The adviser has contractually agreed to reimburse the expenses of the Fund (excluding Acquired Fund Fees and Expenses) until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$327	$578	$1,294

Portfolio Turnover

The Fund does not pay transaction costs when it buys and sells shares of the Underlying Funds. An Underlying Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Underlying Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio. Some of the Underlying Funds, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies of the Fund

As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Growth Lifestyle Fund and Moderate Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:

• fixed-income securities	55%-90%
• domestic equity securities	10%-35%
• international equity securities	0%-20%
• real estate securities	0%-6%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund through its investments in the Underlying Funds.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.

Credit Risk: The issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Large Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Lower Rated Fixed-Income Securities Risk: The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities. Issuers of junks bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® and a blended index. The blended index is comprised of the Russell 3000® Index (24%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (net) (8%), the Barclays Capital U.S. Aggregate Bond Index (65%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trusts (“NAREIT”) Developed Index (3%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From October 1, 1999 through December 31, 2001, The Variable Annuity Life Insurance Company (“VALIC”) managed the Fund. Since January 1, 2002, PineBridge Investments, LLC (and its predecessors) (“PineBridge”) has served as sub-adviser of the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 12.83% (quarter ending September 30, 2009) and the lowest return for a quarter was -7.79% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 8.32%.

FUND SUMMARY: CONSERVATIVE GROWTH LIFESTYLE FUND

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	20.89%	4.26%	4.24%
S&P 500® Index	26.46%	0.42%	-0.95%
Blended Index	14.48%	4.14%	4.78%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Jose R. Aragon	2008	Vice President and Portfolio Manager, Asset Allocation Products
Timothy Campion	2002	Vice President and Portfolio Manager
Michael J. Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation & Structured Equities
Paul Mazzacano	2007	Vice President and Global Head of Investment Manager Research

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: CORE BOND FUND

Investment Objective

The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.90%
Expense Reimbursement	0.13%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.77%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.77%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$274	$486	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities.

Although the Fund invests primarily in medium- to high-quality fixed-income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed-income securities (often referred to as “junk bonds”), which are considered below investment-grade. A fixed-income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB- or higher by Standard & Poor’s Corporation or determined to be of comparable quality by the sub-adviser.

A portion of the Fund’s assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities are rated investment grade or higher at the time of investment. However, the sub-adviser is not required to dispose of a security if its rating is downgraded.

Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash.

The Fund’s investment strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

FUND SUMMARY: CORE BOND FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Lower Rated Fixed-Income Securities Risk: High yielding, high risk fixed-income securities (often referred to as “junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed-income securities may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mortgage Risk: Mortgage-related securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those

FUND SUMMARY: CORE BOND FUND

shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund. PineBridge Investments, LLC (and its predecessor) (“PineBridge”) assumed sub-advisory duties on January 1, 2002.

During the periods shown in the bar chart below, the highest return for a quarter was 7.06% (quarter ending September 30, 2009) and the lowest return for a quarter was -3.17% (quarter ending September 30, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 9.69%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	15.99%	4.23%	5.40%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

John Dunlevy, CFA	2009	Managing Director and Head of Securitized Products
Tim Lindvall, CFA	2007	Managing Director and Portfolio Manager
Rajeev Mittal	2002	Managing Director, Head of Emerging Markets and International Fixed-Income
Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed-Income
John Yovanovic, CFA	2007	Managing Director and Head of High Yield Portfolio Management

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: HIGH YIELD BOND FUND

Investment Objective

The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.06%
Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.96%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.96%. The contractual expense limitation will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal. The expense table above has been revised to reflect the current contractual expense limitation

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$327	$575	$1,285

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies of the Fund

At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed income securities (often referred to as “junk bonds”). These securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Corporation (“S&P”) or determined to be of comparable quality by the sub-adviser. Up to 15% of net assets can be rated below Caa3 by Moody’s or CCC- by S&P. The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities.

To balance this risk, the Fund may invest up to 20% of its net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB- or higher by S&P. In addition, the Fund may invest up to 15% of its net assets in zero coupon securities (securities not paying current cash interest).

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

FUND SUMMARY: HIGH YIELD BOND FUND

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Lower Rated Fixed-Income Securities Risk: High yielding, high risk fixed-income securities, or junk bonds, may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed-income securities may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citigroup High-Yield Market Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management assumed sub-advisory duties on July 24, 2009. From January 1, 2002 to July 24, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 18.66% (quarter ending June 30, 2009) and the lowest return for a quarter was -3.17% (quarter ending September 30, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 10.32%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	43.50%	3.80%	5.91%
Citigroup High-Yield Market Index	55.19%	5.98%	6.60%

FUND SUMMARY: HIGH YIELD BOND FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by Wellington Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Christopher A. Jones, CFA	2009	Senior Vice President and Fixed-Income Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: INTERNATIONAL SMALL CAP EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.82%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.26%
Expense Reimbursement	0.26%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.00%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.00%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$374	$667	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a “small cap company” is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed U.S. $6.0 billion.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to select a wide range of industries and companies and may invest in developing or emerging market countries.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign

FUND SUMMARY: INTERNATIONAL SMALL CAP EQUITY FUND

currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Concentration Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Small Cap Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Invesco Advisers, Inc. (“Invesco”) assumed co-sub-advisory duties of the Fund on December 14, 2009. Invesco Asset Management Ltd. (“IAML”) began to serve as a sub-sub-adviser to the Fund pursuant to a sub-subadvisory agreement between Invesco and IAML effective December 14, 2009. PineBridge Investments, LLC (and its predecessor) (“PineBridge”) assumed subadvisory duties on October 11, 2004. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004. From July 24, 2000 through December 31, 2001, the Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management Inc.

Invesco /IAML and PineBridge each manage approximately 50% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

During the periods shown in the bar chart below, the highest return for a quarter was 21.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -22.67% (quarter ending June 30, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 8.82%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	25.58%	3.92%	0.39%
MSCI EAFE Small Cap Index (net)	46.78%	3.50%	4.30%

FUND SUMMARY: INTERNATIONAL SMALL CAP EQUITY FUND

Investment Adviser

The Fund’s investment adviser is The Variable Life Insurance Company (“VALIC”). The Fund is subadvised by Invesco and PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Invesco
Stephanie Butcher	2009	Fund Manager -European Equities,
Paul Chesson,	2009	Head of Japanese Equities
Ian Hargreaves	2009	Fund Manager - Asian Equities
Dean Newman	2009	Head of Emerging Markets
Richard Smith	2009	Fund Manager - UK Equities

PineBridge
Chantal Brennan	2004	Managing Director -Global Small and Mid Cap Equities, London
Noriko Umino	2005	Portfolio Manager - Japan Small-/Mid-Cap Equities
Elizabeth Soon	2008	Managing Director and Portfolio Manager-Southeast Asia Equities

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: LARGE CAP VALUE FUND

Investment Objective

The Fund seeks to provide total returns that exceed over time the Russell 1000® Value Index (“Index”) through investment in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.93%
Expense Reimbursement	0.12%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.81%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.81%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$284	$503	$1,132

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 28, 2010, the market capitalization range of the companies in the Russell 1000® Index was approximately $1.3 billion to $283 billion.

In addition, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Index is a sub-index of the Russell 3000® Index. The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s

FUND SUMMARY: LARGE CAP VALUE FUND

performance. Active trading tends to be more pronounced during periods of increased market volatility.

Large Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Janus Capital Management, LLC (“Janus”) and The Boston Company Asset Management, Inc. (“The Boston Company”) assumed co-sub-advisory duties of the Fund on June 7, 2010. Perkins Investment Management, LLC (“Perkins”) began to serve as a sub-sub-adviser to the Fund pursuant to a sub-sub-advisory agreement between Janus and Perkins effective June 7, 2010. From inception through June 7, 2010, the Fund was sub-advised by SSgA Funds Management, Inc.

The Boston Company manages approximately 70% of the Fund’s assets and Janus/Perkins manages approximately 30% of the Fund’s assets. The percentage of the Fund’s assets each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

During the periods shown in the bar chart below, the highest return for a quarter was 16.26%% (quarter ending June 30, 2003) and the lowest return for a quarter was -20.41% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 3.29%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	10.19%	-1.49%	2.05%
Russell 1000® Value Index	19.69%	-0.25%	2.47%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company (“VALIC”). The Fund is subadvised by Janus and The Boston Company.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Janus
Tom Perkins	2010	Portfolio Manager
Kevin Preloger	2010	Portfolio Manager

The Boston Company
Brian C. Ferguson	2010	Senior Managing Director and Director of US Large-Cap Equities

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: MID CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.15%
Expense Reimbursement	0.30%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.85%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$336	$604	$1,371

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies of the Fund

This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap Index to the market capitalization of the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap Index on June 28, 2010, the market capitalization range of the companies in the Index was $1.3 billion to $14.1 billion.

The Fund invests primarily in common stocks of companies that the sub-adviser believes have the potential for long-term, above-average earnings growth.

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The sub-adviser considers, among other factors:

•	overall economic and market conditions; and

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The sub-adviser may sell a security when the security’s price reaches a target set by the sub-adviser, if the sub-adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. In addition, the Fund may invest in equity securities of small capitalization companies. The Fund, from time to time, may have significant investments in one or more particular sectors.

The Fund may invest up to 25% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depository receipts. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund does not consider American Depository Receipts or Canadian securities to be foreign securities.

FUND SUMMARY: MID CAP GROWTH FUND

The Fund may also invest in convertible securities, including preferred stock, warrants and debentures. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Cap Company Risk: Investing primarily in medium capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of medium capitalization companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Special-Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and adversely affect the fund’s performance if the anticipated benefits of the special situation do not materialize.

FUND SUMMARY: MID CAP GROWTH FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Columbia Management Investment Advisers, LLC (“Columbia”) assumed subadvisory duties on December 1, 2010. From September 29, 2000 to November 30, 2010, Invesco Advisers, Inc. (and its affiliated entities) was the Fund’s sub-adviser. From inception to September 29, 2000, Brown Capital Management Inc. was the Fund’s sub-adviser.

During the periods shown in the bar chart below, the highest return for a quarter was 29.78% (quarter ending December 31, 2001) and the lowest return for a quarter was -33.11% (quarter ending September 30, 2001). For the year-to-date through September 30, 2010, the Fund’s return was 7.90%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	43.67%	2.26%	-1.62%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by Columbia.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Wayne Collette	2010	Portfolio Manager
Lawrence Lin	2010	Portfolio Manager
George Myers	2010	Portfolio Manager
Brian Neigut	2010	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: MID CAP VALUE FUND

Investment Objective

The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.72%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.11%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.05%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.05%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$347	$606	$1,346

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 28, 2010, the market capitalization range of the companies in the Index was $1.3 billion to $14.1 billion.

The sub-advisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The Fund may invest up to 20% of its total assets in foreign securities.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

FUND SUMMARY: MID CAP VALUE FUND

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Cap Company Risk: Investing primarily in medium capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of medium capitalization companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2500TM Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company, LLP (“Wellington Management”) assumed subadvisory duties on January 1, 2002. FAF Advisors, Inc. (“FAF Advisors”) assumed co-sub-advisory duties on November 7, 2005. Effective on or about December 31, 2010, U.S. Bank, N.A. expects to sell the long-term asset management business of FAF Advisors to Nuveen Investments, Inc. FAF Advisors’ long-term asset management business will be integrated into a subsidiary of Nuveen Investments and will become Nuveen Asset Management, LLC. Nuveen Asset Management will serve as a co-sub-adviser to the Fund beginning on or about January 1, 2011. The change in sub-adviser is not expected to result in any changes to the Fund’s investment strategy or to the individuals responsible for managing the Fund. Prior to January 1,

2002, the Fund was sub-advised by Neuberger Berman Management, Inc.

Wellington Management manages approximately 60% of the Fund’s assets and FAF Advisors/Nuveen Asset Management manages approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time as determined by VALIC.

During the periods shown in the bar chart below, the highest return for a quarter was 21.26% (quarter ending June 30, 2003) and the lowest return for a quarter was -21.11% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 7.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	36.77%	1.94%	7.17%
Russell 2500TM Value Index	27.685	0.84%	8.18%

FUND SUMMARY: MID CAP VALUE FUND

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by Wellington Management and FAF Advisors/ Nuveen Asset Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

FAF Advisors/Nuveen
Kevin Earley	2005	Senior Equity Portfolio Manager
Brent Mellum	2005	Senior Equity Portfolio Manager

Wellington Management
James N. Mordy	2002	Senior Vice President and Equity Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

Investment Objective

The Fund seeks growth and current income through investments in a combination of Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.84%
Total Annual Fund Operating Expenses	1.02%
Expense Reimbursement	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.94%

(1) The Total Annual Fund Operating Expenses for the Fund does not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(2) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$317	$555	$1,241

Portfolio Turnover

The Fund does not pay transaction costs when it buys and sells shares of the Underlying Funds. An Underlying Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Underlying Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio. Some of the Underlying Funds, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies of the Fund

As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Growth Lifestyle Fund but a greater level of risk than the Conservative Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-capitalization companies and lower rated fixed-income securities (often referred to as “junk bonds”).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:

• fixed-income securities	30	%-70%
• domestic equity securities	30	%-50%
• international equity securities	0	%-20%
• real estate securities	0	%-10%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund through its investments in the Underlying Funds.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.

Credit Risk: The issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Large Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Lower Rated Fixed-Income Securities Risk: The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities.

Small and Medium Company Risk: The Underlying Funds may invest in small- and medium-capitalization companies. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (40%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (net) (10%), the Barclays Capital U.S. Aggregate Bond Index (45%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Developed Index (5%).

Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: MODERATE GROWTH LIFESTYLE FUND

PineBridge Investments, LLC (and its predecessor) (“PineBridge”) assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 14.96% (quarter ending September 30, 2009) and the lowest return for a quarter was -12.67% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 7.46%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	26.10%	4.11%	3.49%
S&P 500® Index	26.46%	0.42%	-0.95%
Blended Index	19.28%	3.43%	3.74%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Jose R. Aragon	2008	Vice President and Portfolio Manager, Asset Allocation Products
Timothy Campion	2002	Vice President and Portfolio Manager
Michael J. Kelly, CFA	2002	Managing Director, Global Head of Asset Allocation & Structured Equities
Paul Mazzacano	2007	Vice President and Global Head of Investment Manager Research

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: MONEY MARKET II FUND

Investment Objective

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.64%
Expense Reimbursement	0.09%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.55%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.55%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$195	$346	$784

Principal Investment Strategies of the Fund

The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;
•	Commercial paper sold by corporations and finance companies;
•	Corporate debt obligations with remaining maturities of 13 months or less;
•	Repurchase agreements;
•	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);
•	Asset-backed securities;
•	Adjustable rate securities;
•	Variable rate demand notes; and
•	Illiquid securities (limited to 5% of the Fund’s net assets).

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

The following is a summary of the principal risks of investing in the Fund.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Credit Risk: The issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when

FUND SUMMARY: MONEY MARKET II FUND

interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the T-Bill 3 Month Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, The Variable Annuity Life Insurance Company (“VALIC”) was the manager of the Fund. SunAmerica Asset Management Corp. (“SAAMCo”) assumed sub-advisory duties effective January 1, 2002.

During the periods shown in the bar chart below, the highest return for a quarter was 1.56% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.00% (quarter ending December 31, 2009). For the year-to-date through September 30, 2010, the Fund’s return was 0.01%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	0.35%	2.89%	2.68%
T-Bill 3 Month Index	0.15%	2.72%	2.70%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by SAAMCo.

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: SMALL CAP GROWTH FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.36%
Expense Reimbursement	0.20%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.16%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.16%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$411	$726	$1,618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small-cap) companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 28, 2010, the market capitalization range of the companies in the Index was $112 million to $2.3 billion. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.

In managing the Fund, the sub-adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future.

Growth companies purchased for the Fund include those, in the opinion of the sub-adviser, with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: SMALL CAP GROWTH FUND

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

J.P. Morgan Investment Management, Inc. (“JPMIM”) assumed sub-advisory responsibilities on December 10, 2007. From January 1, 2002 to December 10, 2007, Franklin Advisers, Inc. sub-advised the Fund and prior to January 1, 2002, JPMIM sub-advised the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 27.23% (quarter ending December 31, 2001) and the lowest return for a quarter was -31.02% (quarter ending September 30, 2001). For the year-to-date through September 30, 2010, the Fund’s return was 12.26%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	37.77%	-1.27%	-4.77%
Russell 2000® Growth Index	34.47%	0.87%	-1.37%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Eytan M. Shapiro	2007	Managing Director and Portfolio Manager – U.S. Small Cap Growth Strategy
Christopher M.V. Jones	2007	Managing Director and Portfolio Manager – U.S. Growth and Small Cap Growth Strategies

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: SMALL CAP VALUE FUND

Investment Objective

The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.66%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	1.14%
Expense Reimbursement	0.19%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.95%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.95%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$343	$609	$1,369

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies.

A company will be considered a small-capitalization company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 28, 2010, the market capitalization range of the companies in the Index was $112 million to $2.3 billion.

The sub-advisers will use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages.

The Fund may invest up to 25% of its net assets in foreign securities.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S.

FUND SUMMARY: SMALL CAP VALUE FUND

dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective February 8, 2010, Metropolitan West Capital Management, LLC (“MetWest Capital”) and SunAmerica Asset Management Corp. (“SAAMCo”) assumed co-sub-advisory duties. As of January 1, 2002, J.P. Morgan Investment Management, Inc. (“JPMIM”) (and its predecessor) assumed management of the Fund. Prior to January 1, 2002, VALIC and Fiduciary Management Associates Inc. co-managed the Fund.

As of November 30, 2010, JPMIM managed approximately 40% of the Fund’s assets and MetWest Capital and SAAMCo each managed approximately 30% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

During the periods shown in the bar chart below, the highest return for a quarter was 21.34% (quarter ending September 30, 2009) and the lowest return for a quarter was -25.25% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 6.51%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	24.20%	0.58%	6.96%
Russell 2000® Value Index	20.58%	-0.01%	8.27%

FUND SUMMARY: SMALL CAP VALUE FUND

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by JPMIM, MetWest Capital and SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

JPMIM
Christopher T. Blum, CFA	2005	Managing Director and Portfolio Manager – U.S. Small Cap Equity Group

Dennis S. Ruhl, CFA	2005	Managing Director and Portfolio Manager – U.S. Small Cap Equity Group
MetWest Capital
Samir Sikka	2010	Managing Director and Lead Strategist

SAAMCo
Dan Lew	2010	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: SOCIALLY RESPONSIBLE FUND

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.63%
Expense Reimbursement	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.56%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.56%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$195	$344	$780

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. To determine which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications and research services such as the Investor Responsibility Research Center.

The Fund does not invest in companies that are significantly engaged in:

•	the production of nuclear energy;

•	the manufacture of military weapons or delivery systems;

•	the manufacture of alcoholic beverages or tobacco products;

•	the operation of gambling casinos;

•

business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

•	labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

•	significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

The Fund may invest up to 20% of its net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock and convertible securities.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: SOCIALLY RESPONSIBLE FUND

The following is a summary of the principal risks of investing in the Fund.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Social Criteria Risk: Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management Corp. (“SAAMCo”) assumed sub-advisory duties on December 1, 2009. From January 1, 2002 to November 30, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund. Prior to January 1, 2002, VALIC managed the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 16.93% (quarter ending June 30, 2009) and the lowest return for a quarter was -24.90% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 4.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	30.70%	0.42%	-1.22%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

James Kurtz	2009	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

FUND SUMMARY: STRATEGIC BOND FUND

Investment Objective

The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.95%
Expense Reimbursement	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.89%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.89%. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$297	$520	$1,161

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a broad range of fixed-income securities, including:

•	investment grade bonds (rated Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”) and BBB or higher by Standard & Poor’s Corporation (“S&P”);

•	U.S. Government and agency obligations;

•	mortgage backed securities; and

•	U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody’s and CC or higher by S&P, or comparable unrated securities).

Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to an additional 25% of its total assets in non-U.S. dollar bonds.

The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants. The Fund may invest up to 10% of the Fund’s net assets in senior secured floating rate loans.

The Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any

FUND SUMMARY: STRATEGIC BOND FUND

mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involve risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Interest Rate Risk: The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Lower Rated Fixed-Income Securities Risk: High yielding, high risk fixed-income securities (often referred to as “junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of lower rated fixed-income securities are less secure financially and their securities are more sensitive to downturns in the economy. The market for lower rated fixed-income securities may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

PineBridge Investments, LLC (and its predecessor) (“PineBridge”) assumed sub-advisory duties on January 1, 2002. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

During the periods shown in the bar chart below, the highest return for a quarter was 11.31% (quarter ending June 30, 2009) and the lowest return for a quarter was -8.96% (quarter ending December 31, 2008). For the year-to-date through September 30, 2010, the Fund’s return was 10.11%.

FUND SUMMARY: STRATEGIC BOND FUND

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Fund	26.00%	5.10%	7.39%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is subadvised by PineBridge.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

John Dunlevy, CFA	2009	Managing Director and Head of Securitized Products
Anthony King	2002	Managing Director, Investment Grade Fixed-Income
Tim Lindvall, CFA	2007	Vice President and Portfolio Manager
Rajeev Mittal	2002	Managing Director, Head of Emerging Markets and International Fixed-Income
Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed-Income
John Yovanovic, CFA	2007	Managing Director and Head of High Yield Portfolio Management

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 41.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies or through qualifying retirement plans (“Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from your Contract, Plan or IRA.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

The Funds’ principal investment strategies and principal risks are described in their respective Fund Summaries. Additional information regarding the Funds’ investment strategies and investment risks are provided below.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Trustees of VC II without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. References to “net assets” in the Fund Summaries take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

Lifestyle Funds. VC II offers three Lifestyle Funds: the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund. Each of the Lifestyle Funds is a “fund of funds.” A “fund of funds” is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the “Underlying Funds”), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds.

In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether one of the Lifestyle Funds more accurately reflects your then current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance. The Aggressive Growth Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Growth Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed-income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Growth Lifestyle Fund invests in Underlying Funds that invest in both equity securities and fixed-income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the Statement of Additional Information, which you may obtain free of charge (see back cover).

Aggressive Growth Lifestyle Fund

As of August 31, 2010, the Fund was invested in Underlying Funds, which primarily invested in the following asset categories:

Asset Category/ Underlying Funds	Percentage of Fund Assets

Domestic Equity Funds	51.3%
Fixed-Income Funds	29.0%
International Equity Funds	11.7%
Real Estate Fund	7.9%

The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the sub-adviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Trading Risk, Call and Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Large Company Risk, Lower Rated Fixed-Income Securities Risk, Market Risk, Model Risk, Real Estate Investments Risk and Small and Medium Company Risk.

Capital Appreciation Fund

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk, Active Trading Risk, Foreign Investment Risk and Market Risk.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Conservative Growth Lifestyle Fund

As of August 31, 2010, the Fund was invested in Underlying Funds, which primarily invested in the following asset categories:

Asset Category/ Underlying Funds	Percentage of Fund Assets

Domestic Equity Funds	27.8%
Fixed-Income Funds	64.5%
International Equity Funds	5.6%
Real Estate Fund	2.0%

The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the sub-adviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Call or Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Large Company Risk, Lower Rated Fixed-Income Securities Risk, Market Risk and Model Risk.

Core Bond Fund

The Fund may invest significantly in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another.

For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. Equity securities include common or preferred stocks, convertible securities, and warrants.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk,

Active Trading Risk, Call or Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Lower-Rated Fixed-Income Securities Risk, Market Risk, Mortgage Risk, Non-Mortgage Asset-Backed Securities Risk and U.S. Government Obligations Risk.

High Yield Bond Fund

Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. Equity securities include common or preferred stocks, convertible securities, and warrants.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk, Active Trading Risk, Call or Prepayment Risk, Credit Risk, Foreign Investment Risk, Interest Rate Risk, Lower Rated Fixed-Income Securities Risk and Market Risk.

International Small Cap Equity Fund

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

Although the Fund invests primarily in equity securities, it may invest in fixed-income securities from time-to-time up to 20% of the Fund’s net assets. Investments in such fixed-income securities will be rated as investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Ratings. Fixed-income securities may be denominated in various currencies; however, no more than 20% of the Fund’s net assets will be invested in fixed-income securities denominated in a currency other than the U.S. dollar or invested in fixed-income securities issued by a single foreign government or international organization, such as the World Bank.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk, Emerging Markets Risk, Foreign Investment Risk, Geographic Concentration Risk, Market Risk and Small Company Risk.

In addition, interest rate risk is a non-principal risk of the Fund.

Large Cap Value Fund

The Boston Company’s investment process is driven by fundamental security analysis, combining traditional value measures with analysis of business improvement. This philosophy guides the sub-adviser toward a research-driven, risk-controlled portfolio.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Perkins looks for stocks that have recently underperformed, with strong balance sheets and solid recurring free cash flows. Multiple levels of risk management combined with a disciplined investment approach focused on high quality stocks, helps Perkins manage overall investment risk.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk, Active Trading Risk, Large Company Risk and Market Risk.

Mid Cap Growth Fund

The sub-adviser uses a “bottom up” approach to select specific investments, employing analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed-income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. Although the Fund’s portfolio securities generally will be acquired for the long term, they may be sold under some of the following circumstances when the sub-adviser believes that: a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or c) fundamentals change adversely.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies.

The Fund may purchase American Depository Receipts (“ADRs”) but does not consider ADRs or Canadian securities to be foreign securities.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk/Growth Style Risk, Active Trading Risk, Convertible Securities Risk, Foreign Investment Risk, Market Risk, Mid-Cap Company Risk, Sector Risk, Small Company Risk and Special Situations Risk.

Mid Cap Value Fund

Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

•	are undervalued relative to other securities in the same industry or market;
•	exhibit good or improving fundamentals; or
•	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk/Value Style Risk, Active Trading Risk, Foreign Investment Risk, Market Risk and Mid-Cap Company Risk.

Moderate Growth Lifestyle Fund

As of August 31, 2010, the Fund was invested in Underlying Funds, which primarily invested in the following asset categories:

Asset Category/ Underlying Funds	Percentage of Fund Assets

Domestic Equity Funds	41.9%
Fixed-Income Funds	44.0%
International Equity Funds	9.0%
Real Estate Fund	5.0%

The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the sub-adviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Call or Prepayment Risk, Foreign Investment Risk, Interest Rate Risk, Large Company Risk, Lower Rated Fixed-Income Securities Risk, Market Risk, Model Risk, Real Estate Investments Risk, and Small and Medium Company Risk.

Money Market II Fund

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Risk of Investing in Money Market Securities, Credit Risk, Interest Rate Risk and U.S. Government Obligations Risk.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Small Cap Growth Fund

The sub-adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the sub-adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The sub-adviser may sell a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the sub-adviser may also sell a security, which the sub-adviser no longer considers reasonably valued. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk/Growth Style Risk, Market Risk and Small Company Risk.

Small Cap Value Fund

The sub-advisers will also evaluate companies based on characteristics such as business momentum, balance sheet characteristics, capital deployment, earnings quality and management quality. Stocks are sold based on market capitalization considerations or when they are no longer expected to appreciate in value.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk/Value Style Risk, Foreign Investment Risk, Market Risk and Small Company Risk.

Socially Responsible Fund

Since the Fund’s definition of social criteria is not “fundamental,” VC II’s Board of Trustees may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments in public funds.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Foreign Investment Risk, Market Risk and Social Criteria Risk.

Strategic Bond Fund

The Fund may invest in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another.

For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest in senior secured floating rate loans, which are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings.

Additionally, the Fund may invest in credit default swaps, which are a transactions involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

Please see the section titled “Investment Glossary-Investment Risks” for a discussion of the following Principal Risks of the Fund: Active Management Risk, Active Trading Risk, Call or Prepayment Risk, Credit Risk, Emerging Markets Risk, Foreign Investment Risk, Interest Rate Risk, Lower Rated Fixed-Income Securities Risk and Market Risk.

INVESTMENT GLOSSARY

Investment Terms

Each Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. Except as noted in the Fund Summaries, all of the Funds are diversified under the 1940 Act. All of the Funds are expected to satisfy the Code’s diversification requirements.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

•	Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange-Traded Funds (“ETFs”)

These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed-Income Securities

Fixed-income securities include a broad array of short, medium and long-term obligations, including notes and

INVESTMENT GLOSSARY

bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P®”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities” below. The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This

INVESTMENT GLOSSARY

guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and active management risk.

Recent Market Conditions. Recent events have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed-income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Trustees. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P® or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or

INVESTMENT GLOSSARY

instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed-income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return

INVESTMENT GLOSSARY

swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed-income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

Investment Risks

Active Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the Fund may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of a Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

•

Growth Style Risk. Generally, “growth” stocks are stocks of companies which a sub-adviser believes has anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growing stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, as the fast growing stocks trade at higher multiple of current earnings.

•	Value Style Risk. Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-

adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Active Trading Risk

A strategy used whereby the Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, the Fund’s portfolio turnover rate is provided for each of the last five years.

Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call” —or repay —its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund and result in a decline in the Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

INVESTMENT GLOSSARY

Convertible Securities Risk

The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Fund.

Credit Risk

The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If the Fund invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Depositary Receipts Risk

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase the Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose a Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, a Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. A Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in a Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

INVESTMENT GLOSSARY

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Foreign Investment Risk

Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. A Fund investing in foreign securities may also be subject to the following risks:

•

Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

•

Emerging Markets Risk. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets. Generally, economic structures in emerging market counties are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines

•

Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities, it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Geographic Concentration Risk

If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Interest Rate Risk

The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Investment Company Risk

An exchange-traded fund (ETF) or investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Fund’s performance. Investments in ETFs and investment companies involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the ETF or investment company. In addition, a Fund that invests in shares of an ETF or another investment company bears a proportionate share of the ETF or other investment company’s expenses.

IPO Risk

A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been

INVESTMENT GLOSSARY

volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large Company Risk

Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Moreover, the Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of the Fund to dispose of securities promptly or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes.

Liquidity Risk for Mortgage- and Asset-Backed Securities

Beginning in the second half of 2007 and continuing through the present, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Fund may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Lower Rated Fixed-Income Securities Risk

A portion of the Fund’s investments may be invested in high yielding, high risk fixed-income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy.

Accordingly, these investments could decrease in value and therefore negatively impact the Fund. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed-income securities. As a result, the Fund may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Fund.

Market Risk

The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of the Fund will fluctuate, so an investor may lose money over short or even long periods.

Mid-Cap Company Risk

The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in medium capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Model Risk

The risk that the asset allocation model fails to produce the optimal allocation.

Mortgage Risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

INVESTMENT GLOSSARY

Non-Diversification Risk

The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can invest in a smaller number of securities. As a result, the Fund’s value will be affected to a greater extent by the performance of any one company than would be a diversified investment company.

Non-Mortgage Asset-Backed Securities Risk

Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Real Estate Investments Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. In addition, securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that companies in the real estate industry concentrate investments in particular geographic regions or property types.

Risks of Investing in Money Market Securities

An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small Company Risk

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Small and Medium Company Risk

Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Funds determine relative market capitalizations using U.S. standards. Accordingly, a Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Social Criteria Risk

If a company stops meeting the Fund’s social criteria after the Fund acquires it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer meet the social criteria, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

INVESTMENT GLOSSARY

Special-Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize. See also IPO Risk.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of FNMA and the FHLMC securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

About the Indices

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

The MSCI Europe, Australasia and Far East Index (EAFE) Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The MSCI EAFE Small Cap Index (net) is made up of 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country in the MSCI EAFE Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of US $200 million to $1.5 billion. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties

The Russell Midcap® Index measures performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT GLOSSARY

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization.

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

ACCOUNT INFORMATION

VC II Shares

VC II is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC II offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below. VC II believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed-income securities (often referred to as “junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by the participants in separate accounts or Plans maintained by Financial Intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Funds will rely on the Financial

ACCOUNT INFORMATION

Intermediaries to monitor market timing within a Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC II determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings

VC II’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade, which may impact the Fund’s NAV. The securities held by the Money Market II Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

ACCOUNT INFORMATION

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market II Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As investment adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Trustees. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC II and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new subadvisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’

60

MANAGEMENT

compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Advisers are:

Bridgeway Capital Management, Inc.

Columbia Management Investment Advisers, LLC

FAF Advisors, Inc.

Invesco Advisers, Inc.

J.P. Morgan Investment Management Inc.

Janus Capital Management, LLC

Metropolitan West Capital Management, LLC PineBridge Investments, LLC

SunAmerica Asset Management Corp.

The Boston Company Asset Management, Inc.

Wellington Management Company, LLP

Capital Appreciation Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)

5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of September 30, 2010, Bridgeway had over $2.4 billion in assets under management.

John Montgomery, founder and President of Bridgeway, is responsible for selecting the securities for a portion of the assets of the Small Cap Fund. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

Mid Cap Growth Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

100 Federal Street, Boston, MA 02110

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc., which is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The Mid Cap Growth Fund is managed by George J. Myers, Wayne M. Collette, Lawrence W. Lin and Brian D. Neigut. Mr. Myers, CFA, is a Portfolio Manager of Columbia. From 2004 until joining Columbia in May 2010 upon Ameriprise Financial, Inc.’s acquisition of the long-term asset management business of Columbia Management Advisors, LLC (“CMA”), Mr. Myers was associated with CMA or its predecessors as an investment professional. Mr. Myers began his investment career in 1998. Mr. Collette, CFA, is a Portfolio Manager of Columbia. From 2001 until joining Columbia in May 2010, Mr. Collette was associated with CMA or its predecessors as an investment professional. Mr. Collette began his investment career in 1996. Mr. Lin, CFA, is a Portfolio Manager of Columbia. From December 2006 until joining Columbia in May 2010, Mr. Lin was associated with CMA as an investment professional. Prior to 2006, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006. Mr. Lin began his investment career in 1998. Mr. Neigut is a Portfolio Manager of Columbia. From February 2007 until joining Columbia in May 2010, Mr. Neigut was associated with CMA or its predecessor as an investment professional. Prior to 2007, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006. Mr. Neigut began his investment career in 1996.

Mid Cap Value Fund

FAF Advisors, Inc. (“FAF Advisors”)

333 West Wacker Drive, Chicago, IL 60606

Nuveen Asset Management, LLC (“Nuveen”)

333 West Wacker Drive, Chicago, IL 60606

FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2010, FAF Advisors and its affiliates had approximately $86 billion in assets under management, including investment company assets of approximately $66 billion.

Effective on or about December 31, 2010, U.S. Bank, N.A. expects to sell the long-term asset management business of FAF Advisors to Nuveen Investments, Inc. FAF Advisors’ long-term asset management business will be combined with the asset management business of Nuveen Asset Management, Inc., which is a subsidiary of Nuveen Investments. The respective businesses will be integrated within a newly-formed wholly-owned subsidiary of Nuveen Asset Management, Inc., which will

MANAGEMENT

be named Nuveen Asset Management, LLC. Nuveen Asset Management, LLC will be a co-sub-adviser to the Mid Cap Value Fund upon the closing of the transaction, which is expected to occur on or around December 31, 2010, subject to the satisfaction of customary closing conditions.

Kevin Earley, CFA and Brent Mellum, CFA have primary responsibility for the day-to-day management of FAF Advisors portion of the Fund’s assets and will continue to manage a portion of the Fund’s assets following the closing of the transaction described above. Mr. Earley is currently a Senior Equity Portfolio Manager with FAF Advisors and serves as the primary portfolio manager for FAF Advisors’ portion of the Fund’s assets. Mr. Earley joined FAF Advisors in 1997 and has 21 years of financial industry experience, including 9 years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with FAF Advisors and co-manages FAF Advisors’ portion of the Fund’s assets. Mr. Mellum joined FAF Advisors in 1993 and has 15 years of financial industry experience, including 12 years in portfolio management.

International Small Cap Equity Fund

Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976 and is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of September 30, 2010, Invesco had approximately $605 billion in assets under management.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

Invesco has engaged Invesco Asset Management, Ltd. (“IAML”) as a sub-sub-adviser to the International Small Cap Equity Fund.

IAML is an indirect wholly-owned subsidiary of Invesco Ltd., an international investment management company based in Atlanta, Georgia, with money managers located in Europe, North and South America, and the Far East. IAML is registered investment adviser in both the United States and in the United Kingdom. A team of IAML portfolio managers are responsible for the day-to-day management of a portion of the Fund’s assets, including Stephanie Butcher, Paul Chesson, Ian Hargreaves, Dean

Newman and Richard Smith. Ms. Butcher, Fund Manager —European Equities, joined the company in 2003 as a fund manager in the European Equities team. She began her investment career in 1993. Mr. Chesson, Head of Japanese Equities, joined the company in 1993 and is responsible for managing several Japanese equity funds. Mr. Chesson began his investment career in 1990. Mr. Hargreaves, Fund Manager — Asian Equities, joined Invesco in 1994 and has been on the IAML team since 2005. He manages pan-Asian portfolios, and is specifically responsible for covering the Hong Kong/China markets as well as markets in South East Asia, namely, Singapore, Malaysia, Thailand and Indonesia. Mr. Newman, Head of Emerging Markets, joined the company in 1993 as a member of its Emerging Markets team and became the head of the team in April 2007. He began his investment career in 1985. Mr. Smith, Fund Manager — UK Equities, joined the company in June 2002 and manages UK smaller companies funds. He began his fund management career in 1973.

Small Cap Growth Fund

Small Cap Value Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)

245 Park Avenue, New York, NY 10167

JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of September 30, 2010, JPMIM and its affiliates managed over $1.257 trillion in assets.

The Small Cap Growth Fund is managed by Eytan M. Shapiro and Christopher M.V. Jones. Mr. Shapiro, a Managing Director of JPMIM, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. Small Cap Growth Strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Mr. Jones, also a Managing Director of JPMIM, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth and Small Cap Equities Group, which comprises mid-, small-, micro- and large-cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team’s chief investment officer since 1993. Messrs. Shapiro and Jones are both Chartered Financial Analysts.

The portion of the Small Cap Value Fund sub-advised by JPMIM is managed by Christopher T. Blum, CFA and Dennis S. Ruhl, CFA. Mr. Blum, Managing Director, has been a portfolio manager in the JPMIM U.S. Small Cap Equity Group since 2001. Mr. Ruhl, Managing Director, joined the JPMIM U.S. Small Cap Equity Group in 2001 and has been an employee of JPMIM since 1999.

MANAGEMENT

Messrs. Blum and Jones hold the Chartered Financial Analyst designation.

Large Cap Value Fund

Janus Capital Management, LLC (“Janus”)

151 Detroit Street, Denver, Colorado 80206

Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses that had approximately $160.8 billion in assets under management as of September 30, 2010. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus (together with its predecessors) has served as an investment adviser since 1970.

Perkins Investment Management, LLC (“Perkins”) is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Perkins is a subsidiary of Janus and is registered as an investment adviser with the SEC. Perkins has been in the investment management business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered equity mutual funds. Janus owns approximately 78% of Perkins. As of September 30, 2010, Perkins managed approximately $17.8 billion in assets. Perkins leverages Janus’ trading, marketing, sales, client service, legal, compliance, accounting and operations resources. Janus participates in the oversight of all Perkins’ operations.

A portion of the assets of the Large Cap Value Fund is managed by Tom Perkins and Kevin Preloger. Mr. Perkins is co-portfolio manager of the Perkins Large Cap Value and Perkins Mid Cap Value strategies. He has managed the Large Cap Value strategy since October 2006. Prior to joining Perkins in April 1998, Mr. Perkins was an investment manager at Alliance Capital for 14 years. Mr. Preloger is co-portfolio manager of the Perkins Large Cap Value strategy and a research analyst covering the financial services sector. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, he worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology sectors during his five-year tenure at the firm.

Small Cap Value Fund

Metropolitan West Capital Management, LLC

(“MetWest Capital”)

610 Newport Center Drive, Suite 1000, Newport Beach,

California 92660

MetWest Capital is organized as a California limited liability company. MetWest Capital is an SEC registered investment advisor founded in 1997 and is majority owned by Wells Fargo Bank, N.A., a division of Wells Fargo & Company. As of September 30, 2010, MetWest Capital had approximately $15.9 billion of assets under management.

Samir Sikka is responsible for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Sikka joined MetWest Capital in July 2006 as a Senior Analyst. In the first quarter of 2007, he was promoted to co-lead strategist for MetWest Capital’s Small Cap Intrinsic Value strategy. Mr. Sikka became sole lead strategist on the Small Cap Intrinsic Value strategy in the first quarter of 2009. From April 1999 to February 2006, Mr. Sikka was a Senior Analyst with Trust Company of the West.

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

International Small Cap Equity Fund

Moderate Growth Lifestyle Fund

Strategic Bond Fund

PineBridge Investments LLC (“PineBridge”)

399 Park Avenue, New York, NY 10022

PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of September 30, 2010, PineBridge managed approximately $83.146 billion.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Core Bond Fund are made by a team including John Yovanovic, CFA, Tim Lindvall, CFA, John Dunlevy, CFA, Rajeev Mittal and Robert Vanden Assem, CFA. Mr. Yovanovic, Managing Director and Head of High Yield Portfolio Management, joined PineBridge in 2001. He became a Portfolio Manager of high yield bonds in 2005. Mr. Lindvall, Managing Director and Portfolio Manager, joined PineBridge in 2002 and became a portfolio manager in 2007. Mr. Dunlevy, Managing Director and Head of Securitized Products, joined PineBridge in 2007. In his current role, he focuses on asset-backed and non-agency mortgage-

MANAGEMENT

backed securities (“MBS”). Prior to joining PineBridge, Mr. Dunlevy was a senior member of the securitized products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital Management, and TIAA-CREF. Mr. Mittal, Managing Director and Head of Emerging Markets and International Fixed-Income, joined PineBridge in 1992 and he is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Vanden Assem, Managing Director and Head of Investment Grade Fixed-Income, joined PineBridge in 2001 and is responsible for the portfolio management high grade total rate of return portfolios and long/short portfolios.

A portion of the assets of the International Small Cap Equity Fund are managed by a team of regionally based portfolio managers of which the lead is Chantal Brennan (Europe). Team members responsible for stock selection include Noriko Umino (Japan) and Elizabeth Soon. Ms. Brennan joined PineBridge in 1996 and is the Head of Global Small & Mid Cap Equity teams and strategies. Additionally, she is the Deputy Head of European Equities. Ms. Umino joined PineBridge in 2005 and is a portfolio manager for the Japan Small & Mid Cap Equity strategy. Ms. Soon, Managing Director and Portfolio Manager of Southeast Asia Equities, joined PineBridge in 2008 and has 18 years experience managing Asian equity portfolios. Prior to joining PineBridge, she was Director and Head of the Pacific Basin for Standard Life Investments (Asia) Ltd., where she was responsible for the management of the Group’s Asian funds and a member of the Global Stock and Sector Insights Committee (UK). Ms. Soon also spent ten years at Schroder Investment Management (HK), where she was Director and Head of Asia ex-Japan, responsible for asset allocation and stock selection in Asia, and managing retail unit trusts and large institutional portfolios.

Investment decisions for the Lifestyle Funds are made by a team including Jose R. Aragon, Timothy Campion, Michael J. Kelly and Paul Mazzacano. Mr. Aragon joined PineBridge in 2003 and is currently a Vice President and a Portfolio Manager for PineBridge’s asset allocation products. Prior to assuming this role, Mr. Aragon managed PineBridge’s multi-strategy hedge fund and was a quantitative analyst in the PineBridge structured equity group. Mr. Campion, Vice President, joined PineBridge in 1999. He is a Portfolio Manager and trader responsible for enhanced indexed products. His investment experience began in 1996. Mr. Kelly, Managing Director, Global Head of Asset Allocation & Structured Equities, joined PineBridge in 1999. In his current role, Mr. Kelly is responsible for the development and management of structured equity products worldwide and the expansion of PineBridge’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles. Mr. Mazzacano, Vice

President and Global Head of Investment Manager Research, joined PineBridge in 2001. He assumed the role of Head of Product Management in 2006, and then in 2007 Global Head of Investment Manager Research. He is responsible for the global coordination of PineBridge manager selection and monitoring activities.

Investment decisions for Strategic Bond Fund are made by a team led by Robert Vanden Assem, and which includes John Yovanovic, Tim Lindvall, John Dunlevy, Anthony King and Rajeev Mittal. Mr. Vanden Assem’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. King joined PineBridge in 2000 and is a Managing Director, Investment Grade Fixed-Income. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Please see above for biographies for Messrs. Vanden Assem, Yovanovic, Lindvall, Dunlevy and Mittal.

Money Market II Fund

Small Cap Value Fund

Socially Responsible Fund

SunAmerica Asset Management Corp. (“SAAMCo”)

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is an indirect, wholly-owned subsidiary of AIG. As of September 30, 2010, SAAMCo managed, advised and/or administered more than $37 billion in assets.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

Dan Lew is the portfolio manager responsible for managing SAAMCo’s portion of the Small Cap Value Fund. Mr. Lew is a Senior Vice President at SAAMCo and has over 20 years of experience in the investment industry, focusing the last ten years on the small-cap value category. Prior to joining SAAMCo, Mr. Lew was a portfolio manager at Citizens Advisers and a senior analyst at Strong Capital Management, and has held investment positions at William M. Mercer Investment Consulting, Rogers-Casey, and Equitable Capital Management. Mr. Lew holds the Chartered Financial Analyst designation.

James O. Kurtz serves as the portfolio manager of the Socially Responsible Fund. Mr. Kurtz, Senior Vice President and Portfolio Manager, joined SAAMCo in December 2009. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Kurtz was a senior portfolio manager of AIG Global Investment Corp. (“AIGGIC”) following the acquisition of American General Investment Management, L.P. in 2001. Prior to AIGGIC, Mr. Kurtz worked at Sears

MANAGEMENT

Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000.

Large Cap Value Fund

The Boston Company Asset Management, LLC (“The Boston Company”)

BNY Mellon Center, 201 Washington Street, Boston,

Massachusetts 02108

The Boston Company was founded in 1970 and manages approximately $36 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of September 30, 2010. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets.

A portion of the assets of the Large Cap Value Fund are managed by Brian C. Ferguson. Mr. Ferguson is a Senior Managing Director of The Boston Company and is its Director of US Large Capitalization Equities. Moreover, he also functions as the team analyst responsible for the health care and industrials sectors. Mr. Ferguson has been with the firm since 1997 and has been associated with The Boston Company’s US Dynamic Large Cap Value portfolio since 2001 and has been Senior Portfolio Manager since 2003.

High Yield Bond Fund

Mid Cap Value Fund

Wellington Management Company, LLP

(“Wellington Management”)

280 Congress Street, Boston, Massachusetts 02210

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of September 30, 2010, Wellington Management had investment management authority with respect to approximately $599 billion in assets.

Christopher A. Jones, CFA, Senior Vice President and Fixed-Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the High Yield Bond Fund since July 27, 2009. Mr. Jones joined Wellington Management as an investment professional in 1994.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for its Services

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended August 31, 2010.

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50%
High Yield Bond Fund	0.63%
International Small Cap Equity Fund	0.82%
Large Cap Value Fund	0.50%
Mid Cap Growth Fund	0.74%
Mid Cap Value Fund	0.72%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	0.66%
Socially Responsible Fund	0.25%
Strategic Bond Fund	0.55%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary on each Fund’s Summary.

MANAGEMENT

Additional Information about Fund Expenses

Commission Recapture Program. Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses on each Fund Summary, does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, the “Total Annual Fund Operating Expenses After Expense Reimbursement” would be as follows:

Mid Cap Growth Fund, 0.84%; Mid Cap Value Fund, 1.03%; Small Cap Growth Fund, 1.15%; and Small Cap Value Fund, 0.94% .

The expense reductions due to commission recapture for the Large Cap Value Fund was less than 0.01%.

Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by a Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. Such fees and expenses will vary based on a Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. For certain Funds, the impact of these fees and expenses are reflected in “Total Annual Fund Operating Expenses After Expense Reimbursement” if such fees were greater than 0.01%. For the following Funds, the Acquired Fund Fees and Expenses were less than 0.01% and are included in “Other Expenses” included in the Total Annual Fund Operating Expenses: International Small Cap Equity Fund, Large Cap Value Fund and Small Cap Value Fund.

Expense Limitations. The Total Annual Fund Operating Expenses After Expense Reimbursement presented in the Fund Summary for the High Yield Bond Fund (0.96%) reflect expense limitations, which were reduced/instituted effective January 1, 2010. For the fiscal year ended August 31, 2010, the High Yield Bond Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement was 0.97%.

Money Market II Fund. In order to avoid a negative yield, VALIC may reimburse expenses or waive fees of the Money Market II Fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield. For the fiscal year ended August 31, 2010, VALIC waived fees or reimbursed expenses in the amount of 0.18 % for the waiver only of the Total Annual Fund Operating Expenses resulting in Total Annual Fund Operating Expenses After Expense Reimbursement of 0.37%.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008, 2009 and 2010 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public

Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in the VC II annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Aggressive Growth Lifestyle Fund										Capital Appreciation Fund
	Year Ended August 31,										Year Ended August 31,
	2010		2009		2008		2007		2006		2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value at beginning of period	$6.96		$10.63		$12.59		$11.71		$10.98		$7.51	$10.24	$10.83	$8.90		$8.90

Income (loss) from investment operations:
Net investment income (loss)(d)	0.22		0.14		0.24		0.23		0.15		0.05	0.05	0.01	0.04		0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	0.35		(1.71)		(1.25)		1.64		1.00		0.54	(2.77)	(0.57)	1.91		(0.01)
Net increase from payments by affiliates	–		–		–		–		–		–	–	–	0.00		–

Total income (loss) from investment operations	0.57		(1.57)		(1.01)		1.87		1.15		0.59	(2.72)	(0.56)	1.95		0.01

Distributions from:
Net investment income	(0.12)		(0.22)		(0.19)		–		(0.18)		(0.09)	(0.01)	(0.03)	(0.02)		(0.01)
Net realized gain on securities	–		(1.88)		(0.76)		(0.99)		(0.24)		–	–	–	–		–

Total distributions	(0.12)		(2.10)		(0.95)		(0.99)		(0.42)		(0.09)	(0.01)	(0.03)	(0.02)		(0.01)

Net asset value at end of period	$7.41		$6.96		$10.63		$12.59		$11.71		$8.01	$7.51	$10.24	$10.83		$8.90

TOTAL RETURN(a)	8.11%		(10.48)%		(8.92)%		16.53%		10.65%		7.79%	(26.59)%	(5.18)%	21.90	%(e)	0.06%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.85%	0.85%	0.85%	0.85%		0.85%
Ratio of expenses to average net assets(c)	0.20	%(f)	0.26	%(f)	0.23	%(f)	0.23	%(f)	0.29	%(f)	1.08%	1.06%	1.01%	1.03%		1.03%
Ratio of expense reductions to average net assets	–		–		–		–		–		–	–	–	0.00%		–
Ratio of net investment income (loss) to average net assets(b)	2.92	%(f)	2.16	%(f)	2.15	%(f)	1.93	%(f)	1.31	%(f)	0.56%	0.74%	0.05%	0.38%		0.21%
Ratio of net investment income (loss) to average net assets(c)	2.81	%(f)	2.01	%(f)	2.02	%(f)	1.80	%(f)	1.12	%(f)	0.33%	0.53%	(0.11)%	0.19%		0.03%
Portfolio turnover rate	43%		151%		119%		53%		79%		61%	54%	57%	32%		169%
Number of shares outstanding at end of period (000’s)	16,549		13,454		8,603		6,530		4,612		5,069	6,456	8,763	7,779		7,797
Net assets at the end of period (000’s)	$122,655		$93,696		$91,464		$82,221		$53,987		$40,601	$48,510	$89,774	$84,269		$69,412

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.
(f)	Does not include underlying fund expenses that the Fund bears indirectly.

FINANCIAL HIGHLIGHTS

	Conservative Growth Lifestyle Fund										Core Bond Fund
	Year Ended August 31,										Year Ended August 31,
	2010		2009		2008		2007		2006		2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value at beginning of period	$9.60		$10.23		$11.29		$10.70		$10.81		$9.96	$10.08	$10.17	$10.09		$10.06

Income (loss) from investment operations:
Net investment income (loss)(d)	0.39		0.33		0.27		0.19		0.15		0.42	0.51	0.51	0.48		0.49
Net realized and unrealized gain (loss) on investments and foreign currencies	0.63		(0.53)		(0.72)		0.99		0.42		0.82	0.09	(0.28)	(0.11)		(0.31)
Net increase from payments by affiliates	–		–		–		–		–		–	–	–	–		–

Total income (loss) from investment operations	1.02		(0.20)		(0.45)		1.18		0.57		1.24	0.60	0.23	0.37		0.18

Distributions from:
Net investment income	(0.31)		(0.26)		(0.16)		–		(0.18)		(0.52)	(0.72)	(0.32)	(0.29)		(0.13)
Net realized gain on securities	–		(0.17)		(0.45)		(0.59)		(0.50)		–	–	–	–		(0.02)

Total distributions	(0.31)		(0.43)		(0.61)		(0.59)		(0.68)		(0.52)	(0.72)	(0.32)	(0.29)		(0.15)

Net asset value at end of period	$10.31		$9.60		$10.23		$11.29		$10.70		$10.68	$9.96	$10.08	$10.17		$10.09

TOTAL RETURN(a)	10.69%		(1.36)%		(4.36)%		11.28%		5.50%		12.95%	6.87%	2.24%	3.67%		1.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.77%	0.77%	0.77%	0.77%		0.77%
Ratio of expenses to average net assets(c)	0.23	%(e)	0.31	%(e)	0.27	%(e)	0.28	%(e)	0.33	%(e)	0.90%	0.98%	0.93%	0.93%		1.03%
Ratio of expense reductions to average net assets	–		–		–		–		–		–	–	–	–		–
Ratio of net investment income (loss) to average net assets(b)	3.93	%(e)	3.84	%(e)	2.58	%(e)	1.75	%(e)	1.38	%(e)	4.23%	5.38%	4.97%	4.84%		4.91%
Ratio of net investment income (loss) to average net assets(c)	3.81	%(e)	3.63	%(e)	2.40	%(e)	1.57	%(e)	1.15	%(e)	4.10%	5.17%	4.80%	4.68%		4.66%
Portfolio turnover rate	40%		180%		107%		75%		81%		178%	134%	158%	180	%(f)	206	%(f)
Number of shares outstanding at end of period (000’s)	8,001		6,004		5,715		4,332		3,488		22,810	16,054	20,731	20,671		10,802
Net assets at the end of period (000’s)	$82,508		$57,659		$58,445		$48,897		$37,309		$243,578	$159,971	$209,052	$210,322		$109,007

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.
(f)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006
Core Bond	155%	202%

FINANCIAL HIGHLIGHTS

	High Yield Bond Fund						International Small Cap Equity Fund
	Year Ended August 31,						Year Ended August 31,
	2010	2009	2008	2007	2006		2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value at beginning of period	$6.78	$8.43	$9.10	$9.32	$8.87		$10.95	$14.58	$19.78	$16.80		$14.05

Income (loss) from investment operations:
Net investment income (loss)(d)	0.60	0.68	0.72	0.69	0.63		0.11	0.16	0.16	0.16		0.11
Net realized and unrealized gain (loss) on investments and foreign currencies	0.60	(1.61)	(0.87)	(0.26)	0.07		0.33	(2.92)	(3.62)	3.68		2.87
Net increase from payments by affiliates	–	–	–	–	0.00		–	–	–	0.00		0.00

Total income (loss) from investment operations	1.20	(0.93)	(0.15)	0.43	0.70		0.44	(2.76)	(3.46)	3.84		2.98

Distributions from:
Net investment income	(0.62)	(0.72)	(0.50)	(0.44)	(0.16)		(0.16)	(0.14)	(0.11)	(0.06)		(0.03)
Net realized gain on securities	–	–	(0.02)	(0.21)	(0.09)		–	(0.73)	(1.63)	(0.80)		(0.20)

Total distributions	(0.62)	(0.72)	(0.52)	(0.65)	(0.25)		(0.16)	(0.87)	(1.74)	(0.86)		(0.23)

Net asset value at end of period	$7.36	$6.78	$8.43	$9.10	$9.32		$11.23	$10.95	$14.58	$19.78		$16.80

TOTAL RETURN(a)	18.42%	(7.97)%	(1.79)%	4.62%	8.16	%(f)	4.04%	(17.61)%	(18.68)%	23.44	%(g)	21.36	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.97%	0.99%	0.99%	0.99%	0.99%		1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of expenses to average net assets(c)	1.06%	1.16%	1.13%	1.16%	1.19%		1.26%	1.32%	1.31%	1.29%		1.37%
Ratio of expense reductions to average net assets	–	–	–	–	–		–	–	–	–		–
Ratio of net investment income (loss) to average net assets(b)	8.44%	11.11%	8.25%	7.63%	7.07%		0.94%	1.71%	0.97%	0.84%		0.72%
Ratio of net investment income (loss) to average net assets(c)	8.35%	10.94%	8.12%	7.46%	6.87%		0.69%	1.40%	0.66%	0.55%		0.35%
Portfolio turnover rate	47%	91%	57%	47%	53%		126%	132%	101%	72%		69%
Number of shares outstanding at end of period (000’s)	35,452	28,189	24,516	21,225	11,377		48,205	51,389	42,957	37,205		25,445
Net assets at the end of period (000’s)	$261,050	$191,246	$206,712	$193,127	$106,070		$541,326	$562,725	$626,351	$735,844		$427,437

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(g)	The Fund’s performance figure was increased by 0.06% from a reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Large Cap Value Fund						Mid Cap Growth Fund
	Year Ended August 31,						Year Ended August 31,
	2010	2009	2008	2007	2006		2010	2009	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$9.37	$12.51	$15.74	$14.58	$13.72		$5.79	$7.42	$9.36	$8.15	$7.56

Income (loss) from investment operations:
Net investment income (loss)(d)	0.14	0.15	0.20	0.18	0.21		(0.02)	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.07)	(3.00)	(2.51)	1.67	1.50		0.51	(1.59)	(0.97)	1.80	0.60
Net increase from payments by affiliates	–	–	–	–	0.00		–	–	–	–	–

Total income (loss) from investment operations	0.07	(2.85)	(2.31)	1.85	1.71		0.49	(1.60)	(0.99)	1.78	0.59

Distributions from:
Net investment income	(0.18)	(0.29)	(0.14)	(0.07)	(0.06)		–	–	–	–	–
Net realized gain on securities	–	–	(0.78)	(0.62)	(0.79)		–	(0.03)	(0.95)	(0.57)	–

Total distributions	(0.18)	(0.29)	(0.92)	(0.69)	(0.85)		–	(0.03)	(0.95)	(0.57)	–

Net asset value at end of period	$9.26	$9.37	$12.51	$15.74	$14.58		$6.28	$5.79	$7.42	$9.36	$8.15

TOTAL RETURN(a)	0.61%	(22.55)%	(15.47)%	12.89%	12.98	%(e)	8.46%	(21.43)%	(11.98)%	22.57%	7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.81%	0.81%	0.81%		0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.93%	0.97%	0.92%	0.89%	0.97%		1.15%	1.25%	1.17%	1.25%	1.34%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.01%	–	–		0.01%	0.05%	0.02%	0.01%	–
Ratio of net investment income (loss) to average net assets(b)	1.41%	1.70%	1.41%	1.16%	1.54%		(0.33)%	(0.29)%	(0.28)%	(0.26)%	(0.15)%
Ratio of net investment income (loss) to average net assets(c)	1.29%	1.53%	1.30%	1.08%	1.38%		(0.63)%	(0.69)%	(0.60)%	(0.66)%	(0.64)%
Portfolio turnover rate	224%	182%	183%	105%	103%		76%	116%	125%	121%	142%
Number of shares outstanding at end of period (000’s)	15,751	16,825	24,675	26,589	12,192		26,012	27,455	28,873	9,052	7,929
Net assets at the end of period (000’s)	$145,778	$157,711	$308,635	$418,508	$177,737		$163,364	$158,841	$214,201	$84,765	$64,583

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

FINANCIAL HIGHLIGHTS

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2010	2009	2008	2007	2006	2010		2009		2008		2007		2006

PER SHARE DATA
Net asset value at beginning of period	$12.71	$15.31	$20.09	$18.75	$18.27	$10.12		$11.40		$13.04		$12.44		$12.04

Income (loss) from investment operations:
Net investment income (loss)(d)	0.08	0.13	0.07	0.10	0.08	0.37		0.25		0.29		0.21		0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	0.97	(2.40)	(3.11)	3.14	1.79	0.55		(0.96)		(1.08)		1.49		0.70
Net increase from payments by affiliates	–	–	–	–	–	–		–		–		–		–

Total income (loss) from investment operations	1.05	(2.27)	(3.04)	3.24	1.87	0.92		(0.71)		(0.79)		1.70		0.86

Distributions from:
Net investment income	(0.15)	(0.06)	(0.09)	(0.07)	(0.01)	(0.23)		(0.26)		(0.17)		(0.12)		(0.06)
Net realized gain on securities	–	(0.27)	(1.65)	(1.83)	(1.38)	–		(0.31)		(0.68)		(0.98)		(0.40)

Total distributions	(0.15)	(0.33)	(1.74)	(1.90)	(1.39)	(0.23)		(0.57)		(0.85)		(1.10)		(0.46)

Net asset value at end of period	$13.61	$12.71	$15.31	$20.09	$18.75	$10.81		$10.12		$11.40		$13.04		$12.44

TOTAL RETURN(a)	8.21%	(14.17)%	(16.05)%	18.15%	10.74%	9.07%		(5.33)%		(6.70)%		14.18%		7.21%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)
Ratio of expenses to average net assets(c)	1.11%	1.17%	1.13%	1.11%	1.20%	0.18	%(e)	0.22	%(e)	0.20	%(e)	0.20	%(e)	0.24	%(e)
Ratio of expense reductions to average net assets	0.02%	0.03%	0.01%	0.02%	0.01%	–		–		–		–		–
Ratio of net investment income (loss) to average net assets(b)	0.54%	1.22%	0.43%	0.47%	0.40%	3.45	%(e)	2.81	%(e)	2.42	%(e)	1.64	%(e)	1.35	%(e)
Ratio of net investment income (loss) to average net assets(c)	0.48%	1.10%	0.35%	0.41%	0.25%	3.37	%(e)	2.69	%(e)	2.32	%(e)	1.54	%(e)	1.21	%(e)
Portfolio turnover rate	81%	84%	72%	59%	76%	34%		175%		108%		64%		70%
Number of shares outstanding at end of period (000’s)	33,097	37,634	40,372	26,139	19,331	17,832		14,009		12,783		9,401		7,122
Net assets at the end of period (000’s)	$450,578	$478,457	$618,150	$525,119	$362,379	$192,841		$141,786		$145,705		$122,551		$88,558

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

FINANCIAL HIGHLIGHTS

	Money Market II Fund						Small Cap Growth Fund
	Year Ended August 31,						Year Ended August 31,
	2010		2009	2008	2007	2006	2010	2009	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$9.31	$11.46	$14.59	$12.68	$12.19

Income (loss) from investment operations:
Net investment income (loss)(d)	0.00		0.01	0.03	0.05	0.04	(0.08)	(0.07)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.00		(0.00)	(0.00)	–	–	0.97	(1.96)	(2.20)	2.00	0.56
Net increase from payments by affiliates	0.00		–	–	–	–	–	–	–	–	–

Total income (loss) from investment operations	0.00		0.01	0.03	0.05	0.04	0.89	(2.03)	(2.29)	1.91	0.49

Distributions from:
Net investment income	(0.00)		(0.01)	(0.03)	(0.05)	(0.04)	–	–	–	–	–
Net realized gain on securities	–		–	–	–	–	–	(0.12)	(0.84)	–	–

Total distributions	(0.00)		(0.01)	(0.03)	(0.05)	(0.04)	–	(0.12)	(0.84)	–	–

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$10.20	$9.31	$11.46	$14.59	$12.68

TOTAL RETURN(a)	0.01	%(e)	0.89%	3.08%	4.88%	4.09%	9.56%	(17.44)%	(16.52)%	15.06%	4.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.37%		0.55%	0.55%	0.55%	0.56%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.64%		0.75%	0.67%	0.64%	0.67%	1.36%	1.49%	1.39%	1.35%	1.40%
Ratio of expense reduction to average net assets	–		–	–	–	–	0.01%	0.01%.	0.00%	0.01%	–
Ratio of net investment income (loss) to average net assets(b)	0.01%		0.94%	3.04%	4.78%	4.13%	(0.83)%	(0.88)%	(0.75)%	(0.67)%	(0.55)%
Ratio of net investment income (loss) to average net assets(c)	(0.26)%		0.73%	2.93%	4.69%	4.02%	(1.03)%	(1.21)%	(0.98)%	(0.86)%	(0.79)%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A	80%	83%	158%	58%	69%
Number of shares outstanding at end of period (000’s)	214,151		253,830	329,922	337,050	151,326	4,681	4,546	4,195	3,884	3,892
Net assets at the end of period (000’s)	$213,807		$253,242	$329,212	$337,050	$151,326	$47,757	$42,310	$48,061	$56,678	$49,354

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.

FINANCIAL HIGHLIGHTS

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2010	2009	2008	2007		2006	2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value at beginning of period	$9.88	$13.75	$15.35	$15.06		$15.61	$8.93	$11.39	$13.49	$12.06		$11.21

Income (loss) from investment operations:
Net investment income (loss)(d)	0.06	0.15	0.17	0.12		0.11	0.12	0.14	0.18	0.19		0.17
Net realized and unrealized gain (loss) on investments and foreign currencies	0.43	(3.28)	(0.98)	1.27		1.25	0.44	(2.37)	(1.46)	1.51		0.96
Net increase from payments by affiliates	–	–	–	0.00		–	–	–	–	0.00		–

Total income (loss) from investment operations	0.49	(3.13)	(0.81)	1.39		1.36	0.56	(2.23)	(1.28)	1.70		1.13

Distributions from:
Net investment income	(0.10)	(0.12)	(0.09)	(0.07)		(0.02)	(0.15)	(0.19)	(0.12)	(0.06)		(0.05)
Net realized gain on securities	–	(0.62)	(0.70)	(1.03)		(1.89)	–	(0.04)	(0.70)	(0.21)		(0.23)

Total distributions	(0.10)	(0.74)	(0.79)	(1.10)		(1.91)	(0.15)	(0.23)	(0.82)	(0.27)		(0.28)

Net asset value at end of period	$10.27	$9.88	$13.75	$15.35		$15.06	$9.34	$8.93	$11.39	$13.49		$12.06

TOTAL RETURN(a)	4.96%	(21.71)%	(5.23)%	9.22	%(e)	9.69%	6.23%	(19.20)%	(10.04)%	14.22	%(f)	10.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%	0.95%	0.95%	0.95%		0.95%	0.56%	0.56%	0.56%	0.56%		0.56%
Ratio of expenses to average net assets(c)	1.14%	1.11%	1.11%	1.11%		1.21%	0.63%	0.69%	0.65%	0.63%		0.71%
Ratio of expense reductions to average net assets	0.01%	0.00%	0.01%	0.00%		–	–	0.02%	0.02%	0.03%		–
Ratio of net investment income (loss) to average net assets(b)	0.52%	1.77%	1.02%	0.77%		0.74%	1.20%	1.79%	1.46%	1.45%		1.52%
Ratio of net investment income (loss) to average net assets(c)	0.33%	1.60%	0.86%	0.61%		0.49%	1.13%	1.67%	1.37%	1.38%		1.37%
Portfolio turnover rate	132%	32%	39%	33%		58%	98%	86%	120%	152%		172%
Number of shares outstanding at end of period (000’s)	33,825	34,981	22,274	16,918		7,622	72,022	73,479	80,127	68,651		24,486
Net assets at the end of period (000’s)	$347,417	$345,551	$306,357	$259,704		$114,809	$672,566	$656,132	$912,992	$925,906		$295,231

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a gain realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

	Strategic Bond Fund
	Year Ended August 31,
	2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value at beginning of period	$10.29	$11.10	$11.33	$11.36		$11.08

Income (loss) from investment operations:
Net investment income (loss)(d)	0.60	0.66	0.65	0.61		0.58
Net realized and unrealized gain (loss) on investments and foreign currencies	0.85	(0.60)	(0.29)	(0.12)		0.04
Net increase from payments by affiliates	–	–	–	–		0.00

Total income (loss) from investment operations	1.45	0.06	0.36	0.49		0.62

Distributions from:
Net investment income	(0.52)	(0.87)	(0.51)	(0.40)		(0.16)
Net realized gain on securities	–	–	(0.08)	(0.12)		(0.18)

Total distributions	(0.52)	(0.87)	(0.59)	(0.52)		(0.34)

Net asset value at end of period	$11.22	$10.29	$11.10	$11.33		$11.36

TOTAL RETURN(a)	14.51%	2.23%	3.13%	4.32%		5.75	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.89%	0.89%	0.89%	0.89%		0.89%
Ratio of expenses to average net assets(c)	0.95%	1.05%	1.00%	1.02%		1.12%
Ratio of expense reductions to average net assets	–	–	–	–		–
Ratio of net investment income (loss) to average net assets(b)	5.65%	7.01%	5.81%	5.49%		5.38%
Ratio of net investment income (loss) to average net assets(c)	5.59%	6.85%	5.70%	5.35%		5.16%
Portfolio turnover rate	141%	129%	127%	126	%(f)	105	%(f)
Number of shares outstanding at end of period (000’s)	41,249	34,144	31,963	25,743		17,195
Net assets at the end of period (000’s)	$462,619	$351,498	$354,895	$291,727		$195,413

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(f)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006
Strategic Bond	120%	104%

INTERESTED IN LEARNING MORE

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC II’s operations.

Further information about the Funds’ investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC II’s prospectus, SAI, and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•

To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789

VALIC COMPANY II

Ticker Symbol:
Aggressive Growth Lifestyle Fund	VAGLX
Capital Appreciation Fund	VCCAX
Conservative Growth Lifestyle Fund	VCGLX
Core Bond Fund	VCCBX
High Yield Bond Fund	VCHYX
International Small Cap Equity Fund	VISEX
Large Cap Value Fund	VACVX
Mid Cap Growth Fund	VAMGX
Mid Cap Value Fund	VMCVX
Moderate Growth Lifestyle Fund	VMGLX
Money Market II Fund	VIIXX
Small Cap Growth Fund	VASMX
Small Cap Value Fund	VCSVX
Socially Responsible Fund	VCSRX
Strategic Bond Fund	VCSBX

STATEMENT OF ADDITIONAL INFORMATION

PART B

January 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company II (“VC II”). It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated January 1, 2011. VC II’s Annual Report dated August 31, 2010 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a prospectus may be obtained by visiting www.valic.com, or upon request by calling 1-800-448-2542, or writing VC II at Document Control, P.O. Box 15648, Amarillo, Texas 79105-5648.

GENERAL INFORMATION AND HISTORY

VC II was organized as a Delaware business trust on May 6, 1998, by VALIC and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC II and subject to the authority of VC II’s Board of Trustees (the Board”), VALIC serves as VC II’s investment adviser and conducts the business and affairs of VC II. Additionally, VALIC has engaged one or more investment sub-advisers (each hereinafter referred to as a “Sub-adviser”) to provide investment sub-advisory services for each Fund subject to VALIC’s oversight. VC II consists of fifteen separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest. The Aggressive Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund are collectively referred to as the “Lifestyle Funds.” Each of the Funds is “diversified” as the term is used in the 1940 Act.

VC II issues shares of beneficial interest of each Fund to individual retirement accounts (“IRAs”), to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC II was originally named American General Series Portfolio Company 3. The name changed to North American Funds Variable Product Series II on October 1, 2001. Subsequently, on December 31, 2001, the name changed to VALIC Company II. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company II; and it was renamed VALIC Company II on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/01/2000 to 12/31/2001	Name effective 12/31/2001
American General Aggressive Growth Lifestyle Fund	North American – AG Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
American General Conservative Growth Lifestyle Fund	North American – AG Conservative Growth Lifestyles Fund	Conservative Growth Lifestyle Fund
American General Core Bond Fund	North American – AG Core Bond Fund	Core Bond Fund
American General High Yield Bond Fund	North American – AG High Yield Bond Fund	High Yield Bond Fund
American General International Growth Fund	North American International Growth Fund	International Growth II Fund*
American General Large Cap Growth Fund	North American – AG Goldman Sachs Large Cap Growth Fund	Capital Appreciation Fund
American General Large Cap Value Fund	North American – AG State Street Large Cap Value Fund	Large Cap Value Fund
American General Mid Cap Growth Fund	North American – AG INVESCO MidCap Growth Fund	Mid Cap Growth Fund
American General Mid Cap Value Fund	North American – AG Neuberger Berman MidCap Value Fund	Mid Cap Value Fund
American General Moderate Growth Lifestyle Fund	North American – AG Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
American General Money Market Fund	North American – AG 2 Money Market Fund	Money Market II Fund
American General Small Cap Growth Fund	North American – J.P. Morgan Small Cap Growth Fund	Small Cap Growth Fund
American General Small Cap Value Fund	North American Small Cap Value Fund	Small Cap Value Fund
American General Socially Responsible Fund	North American – AG Socially Responsible Fund	Socially Responsible Fund
American General Strategic Bond Fund	North American – AG Strategic Bond Fund	Strategic Bond Fund

*	The name of International Growth II Fund changed to International Small Cap Equity Fund effective October 11, 2004.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions, which have been approved by VC II’s Board. Non-fundamental investment restrictions and operating policies may be changed by VC II’s Board without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions or any other investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

All Funds, except the Lifestyle Funds: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Explanation: With respect to the Lifestyle Funds, each Lifestyle Fund may invest more than 25% of its assets in Funds of VC II or VALIC Company I (“VC I”).

Diversification

All Funds: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

All Funds, except the Lifestyle Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Explanation: The Lifestyle Funds may not engage in lending securities.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Control of Companies. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act (See Operating Policies shown below for additional information on investment company security investment restrictions).

Illiquid Securities. Each Fund (other than the Lifestyle Funds) may not invest more than 15% (5% for the Money Market II Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The Lifestyle Funds may not invest in illiquid securities. This restriction on illiquid investments is applicable at all times.

Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. American Depository Receipts (“ADRs”) and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund other than the Mid Cap Growth Fund and the Strategic Bond Fund. With respect to the Mid Cap Growth Fund and the Strategic Bond Fund, ADRs, U.S. dollar-denominated securities of foreign issuers and Canadian securities are excluded from such percentage limitations.

100%

International Small Cap Equity Fund

50%

Strategic Bond Fund

40%

Core Bond Fund

35%

High Yield Bond Fund

Large Cap Value Fund

25%

Mid Cap Growth Fund

Small Cap Value Fund

Small Cap Growth Fund

20%

Capital Appreciation Fund

Mid Cap Value Fund

Money Market II Fund (payable in U.S. Dollars)

Socially Responsible Fund

0%

Lifestyle Funds*

*	Each Lifestyle Fund invests indirectly in equity securities of international companies through its investments in Underlying Funds.

Margin. Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales. Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may not sell securities short except to the extent permitted by applicable law.

Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

Asset-Backed Securities

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies

All Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 5% of its total assets in a single investment company.

Total Investment Company Investment

All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 10% of its total assets in investment company securities.

Single Investment Company Voting Securities

All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 3% of its total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

INVESTMENT PRACTICES

Although the Lifestyle Funds may not engage directly in the investment practices described below, they may indirectly engage in such practice through the purchase of shares of underlying funds of VC II and VC I, which may engage in such practices. For ease of reference, a table reflecting the investment practices in which the Funds may engage is located in Appendix B. In the event of any discrepancy between Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

Adjustable Rate Securities

Each Fund, other than the Lifestyle Funds, may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities

Each Fund, other than the Lifestyle Funds, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Bank Obligations

Each Fund, other than the Lifestyle Funds, may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Money Market II Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Brady Bonds

Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This was an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Catastrophe Bonds

Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Collateralized Bond Obligations (“CBOs”)

The High Yield Bond Fund may invest in CBOs. CBOs are structured products backed by a diversified pool of high yield public or private fixed-income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranch of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranch of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Convertible Securities

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Depositary Receipts

Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may invest in Depositary Receipts. Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be connected.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund, except the Capital Appreciation Fund and the Lifestyle Funds, in accordance with its investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC II believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Each Fund, other than the Lifestyle Funds, Money Market II Fund, and Capital Appreciation Fund, in accordance with its investment objectives, policies and investment program, may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed-income securities are linked.

Fixed-Income Securities

Each Fund, except the Lifestyle Funds, may invest in fixed-income securities, also referred to as debt securities. Fixed-income securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix A regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality fixed-income securities and their risks.

The maturity of fixed-income securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.

Lower Rated Fixed-Income Securities

The Core Bond Fund, the High Yield Bond Fund, the Mid Cap Value Fund (up to 5%) and the Strategic Bond Fund may invest in below investment grade fixed-income securities. Issuers of lower rated or, if unrated, are determined to be of equivalent investment quality (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated fixed-income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated fixed-income securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated fixed-income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated fixed-income securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed-income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed-income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, a Sub-adviser will monitor the issuers of lower rated fixed-income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. The Sub-advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1.     Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”

2.     Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, it could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund, except the Lifestyle Funds, may invest in foreign securities.

A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.

In addition, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets

Each Fund, except the Capital Appreciation Fund, the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in companies located in emerging market countries. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund, except the Lifestyle Funds, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (i) registered abroad and traded exclusively in foreign markets or (ii) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short- term high quality foreign money market securities without limitation.

Hybrid Instruments

Each of the Funds, other than the Lifestyle Funds, the Money Market II Fund and the Large Cap Value Fund, may invest in hybrid instruments, up to 10% of total assets. Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% of total assets.

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e., leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments (e.g., investment grade corporate bonds). Structured securities generally will expose the Fund to credit risk, illiquidity risk and market risk.

Illiquid Securities

Subject to their investment restrictions, each Fund, except the Lifestyle Funds, may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.

Inflation-Indexed Bonds

Each Fund, other than the Lifestyle Funds and the Money Market II Fund, in accordance with its investment objectives, policies and investment program, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal values are periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), then investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as those of the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Initial Public Offerings (“IPOs”)

The International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Interfund Borrowing and Lending Program

VC II has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.

International Bonds

Each Fund, except the Money Market II Fund, the Lifestyle Funds and the Small Cap Value Fund, may, in accordance with its investment practices and policies may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Euro Bonds”). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund’s investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Lending Portfolio Securities

Each Fund, other than Money Market II and the Lifestyle Funds, may make secured loans of its portfolio securities in accordance with its investment practices and policies. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Funds.

Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days and returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, VALIC may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks.

On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders, administrative, and custodial fees in connection with a loan of its securities. Although there can be no assurance that the risks described above will not adversely affect the Fund, VALIC believes that the potential benefits that may accrue to the Fund as a consequence of securities lending will outweigh any such increase in risk.

Loan Participations and Assignments

Each Fund, other than the Lifestyle Funds, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.

Mortgage-Related Securities

Each Fund, other than the Lifestyle Funds, may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Recent Market Events. Beginning in 2007 and continuing through 2010, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on prices of other securities. Such events may have an adverse effect on the Funds.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. Since September 6, 2008, FNMA and FHLMC have been under conservatorship, with the Federal Housing Finance Agency ("FHFA") acting as conservator. It is not known when or how the conservatorships will be terminated or what changes to FNMA’s and FHLMC’s business structures will be made during or following the termination of the conservatorships. However, the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of FNMA and FHLMC or the privatization of such entities. The Secretary’s report and recommendations are required to be submitted to Congress no later than January 31, 2011. Because FNMA and FHLMC are in conservatorship, they are no longer managed with a strategy to maximize shareholder returns. Rather, the focus of each conservatorship is on conserving assets, minimizing corporate losses, ensuring FNMA and FHLMC continue to serve their mission, overseeing remediation of identified weaknesses in corporate operations and risk management, and ensuring that sound corporate governance principles are followed. FNMA and FHLMC are each subject to investigations by the Department of Justice and SEC, and each is a party to a number of lawsuits. Each of FNMA and FHLMC may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC II’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC II’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed-income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMO residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption there from, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls

Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBSs”)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in SMBSs. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Options and Futures Contracts

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in Options and Futures Contracts as described as follows.

Options on Securities and Securities Indices

Each Fund, except those previously noted, may write covered call and put options on securities and securities indices. The International Small Cap Equity Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.

Each of these Funds, except those previously noted, may write options on securities and securities indices. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”

Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except those previously noted, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. The International Small Cap Equity Fund may purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. All of the Funds, except those previously noted, may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula to determine the maximum price at which each Fund can repurchase the option at any time may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” The Funds have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options

All of the Funds, except those previously noted, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund’s securities. The International Small Cap Equity Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Each Fund, except those previously noted, in accordance with its investment objective(s) and investment program(s), may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund’s portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, other than those previously noted, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. The International Small Cap Equity Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund’s securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by a Fund in accordance with its investment objectives, policies and investment program. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options: that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except those previously noted, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Each Fund, other than those previously noted, in accordance with its investment objectives, policies and investment program may also write covered put options on stock index futures contracts and may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities; it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or until cash settlement is required, but instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by a Fund, except those previously noted, in accordance with its investment objectives, policies and investment program, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the “face amount” of such contracts.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a financial futures contract represents a good faith deposit securing the customer’s contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market II Fund and the Lifestyle Funds, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Options on financial futures contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds.

Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose, any or all, of the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to financial futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to financial futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

Other Investment Companies

Each of the Funds, other than the Money Market II Fund and the High Yield Bond Fund, may invest in securities of other investment companies (including HOLDRs and exchange traded funds, or ETFs, including but not limited to iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by BlackRock Fund Advisors and are listed on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the NYSE Arca. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor’s Depositary Receipts (“SPDRs”) are NYSE Arca-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500® Index. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund’s limitations on investment company holdings.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except those previously noted, also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs which combine the characteristics of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund, except the Lifestyle Funds, may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the sub-advisers pursuant to guidelines and procedures established by VC II’s Board. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security unless the Fund’s investment objectives, policies and investment program permit the use of foreign money market securities, and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market II Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC II’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC II proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (5% in the case of Money Market II Fund).

Reverse Repurchase Agreements

Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its individual investment practices and policies, may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rule 144A Securities

Each Fund, except the Lifestyle Funds, may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC II, under the supervision of its Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determination whether a Rule 144A security is liquid or not is a question of fact. In making this determination VC II will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC II could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC II and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in this SAI) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are affected by selling a security that a Fund does not own. Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund (singularly, each referred to as the “Bond Fund”) may also engage in “naked” short sales. In a naked short sale transaction, a Bond Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Bond Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Bond Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a naked short sale, a Bond Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Bond Fund will engage in naked short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Bond Fund must pay more for the security than it has received from the purchaser in the short sale. Each Bond Fund will limit the total market value of naked short sales to 5% of its assets with no more than 1% of its assets in any single issuer.

Structured Notes

Subject to its individual investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase structured notes. Structured notes are derivative fixed-income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Sub-adviser will analyze these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Swap Agreements

Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns

(or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Each of the Funds, except the Lifestyle Funds and the Money Market II Fund, may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Credit Default Swaps (“CDS”). The Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund may invest up to 10% of their net assets in CDS which involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events, which is typically a default. CDS may be direct (“unfunded swaps”) or indirect in the form of a structured note (“funded swaps”). CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. CDS involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

A Fund may be either the buyer or seller in the CDS transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

Unseasoned Issuers

The Core Bond Fund, High Yield Bond Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Strategic Bond Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations

Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Variable Rate Demand Notes (“VRDNs”)

Each Fund, other than the Lifestyle Funds, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Money Market II Fund also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market II Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

Warrants

All Funds, except the Money Market II Fund and the Lifestyle Funds, may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued Securities

Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

Zero Coupon Fixed-Income Securities

In accordance with its investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in zero coupon fixed-income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Zero coupon fixed-income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon fixed-income securities (“original issue discount”) must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The market prices of zero coupon fixed-income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed-income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Custodial receipts issued in connection with zero coupon fixed-income securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

INVESTMENT ADVISER

VALIC serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board on August 3, 2010, and by shareholders on December 28, 2001. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which itself is a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by AIG Life Holdings (US), Inc. (“ALHU”). ALHU is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

On March 4, 2009, AIG, the ultimate parent of VALIC, VC II’s investment adviser, American General Distributors, Inc., VC II’s distributor, and SunAmerica Asset Management Corp. (“SAAMCo”), the sub-advisor to the Money Market II Fund, the Socially Responsible Fund and a portion of the Small Cap Value Fund, and VC II’s administrator, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Credit Facility Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. As of September 30, 2010, the Credit Facility Trust has approximately 79.8% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.8% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted.

Pursuant to the Advisory Agreement, VC II retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC II may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC II pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). VC II allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of VC II other than transfer agency fees which are allocated among the Funds based on the number of shareholder accounts.

The advisory fee rates payable by VC II for each of the Funds as of August 31, 2010 (expressed as a percentage of average net assets) are as follows:

Fund	Advisory Fee paid to VALIC
Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund*	0.55% on the first $1 billion 0.525% on assets over $1 billion
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on assets over $500 million
High Yield Bond Fund	0.65% on the first $150 million 0.60% on the next $350 million 0.55% on assets over $500 million
International Small Cap Equity Fund	0.90% on the first $100 million 0.80% on the next $650 million 0.75% on assets over $750 million
Large Cap Value Fund*	0.50% on the first $500 million 0.475% on assets over $500 million
Mid Cap Growth Fund	0.80% on the first $50 million 0.75% on the next $50 million 0.70% on the next $150 million 0.65% on the next $250 million 0.60% on assets over $500 million
Mid Cap Value Fund	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% on assets over $750 million
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million
Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million
Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion
Strategic Bond Fund	0.60% on the first $200 million 0.50% on the next $300 million 0.45% on assets over $500 million

*

Effective June 1, 2010, breakpoints were added to the advisory fee rate for the Capital Appreciation Fund as reflected above. Effective June 7, 2010, breakpoints were added to the advisory fee rate for the Large Cap Value Fund as reflected above.

For the last three fiscal years ended August 31, VALIC received investment advisory paid by VC II in the following amounts:

Fund Name	2010	2009	2008

Aggressive Growth Lifestyle Fund	$111,624	$75,124	$89,112
Capital Appreciation Fund	241,363	328,862	523,571
Conservative Growth Lifestyle Fund	69,976	50,461	55,427
Core Bond Fund	969,266	808,526	1,113,889
High Yield Bond Fund	1,483,988	1,123,823	1,452,567
International Small Cap Equity Fund	4,767,088	4,000,608	5,772,261
Large Cap Value Fund	792,842	828,008	1,859,415
Mid Cap Growth Fund	1,326,551	1,050,949	1,100,185

Fund Name	2010	2009	2008
Mid Cap Value Fund	3,666,839	2,971,971	3,860,799
Moderate Growth Lifestyle Fund	171,190	120,920	135,977
Money Market II Fund	561,634	751,656	846,589
Small Cap Growth Fund	422,022	296,061	438,680
Small Cap Value Fund	2,523,653	1,703,767	1,778,523
Socially Responsible Fund	1,778,652	1,522,194	2,384,789
Strategic Bond Fund	2,257,680	1,641,613	1,829,441

For the last three fiscal years ended August 31, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:

Fund Name	Amounts Reimbursed by VALIC for the Year Ended August 31,
	2010	2009	2008

Aggressive Growth Lifestyle Fund	$112,883	$116,916	$113,012
Capital Appreciation Fund	102,255	124,348	148,023
Conservative Growth Lifestyle Fund	90,114	105,738	96,870
Core Bond Fund	252,575	345,242	365,061
High Yield Bond Fund	209,240	280,702	285,668
International Small Cap Equity Fund	1,498,971	1,543,020	2,176,909
Large Cap Value Fund	185,586	268,372	389,177
Mid Cap Growth Fund	535,730	558,835	465,161
Mid Cap Value Fund	314,314	494,725	417,180
Moderate Growth Lifestyle Fund	129,768	144,828	141,165
Money Market II Fund	604,713	616,123	394,042
Small Cap Growth Fund	99,759	114,705	118,090
Small Cap Value Fund	733,829	416,481	421,659
Socially Responsible Fund	479,160	784,666	828,239
Strategic Bond Fund	234,019	459,595	361,313

VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown below. Annual fund operating expenses shall not include extraordinary expenses and interest/dividend expenses from securities sold short, or acquired fund fees and expenses. Funds’ expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through December 31, 2011.

Fund Name	Maximum Expense Limitation	Expenses Before Limitation

Aggressive Growth Lifestyle Fund	0.10%	0.20%
Capital Appreciation Fund	0.85%	1.08%
Conservative Growth Lifestyle Fund	0.10%	0.23%
Core Bond Fund	0.77%	0.90%
High Yield Bond Fund	0.96%	1.06%
International Small Cap Equity Fund	1.00%	1.26%
Large Cap Value Fund	0.81%	0.93%
Mid Cap Growth Fund	0.85%	1.15%
Mid Cap Value Fund	1.05%	1.11%
Moderate Growth Lifestyle Fund	0.10%	0.18%
Money Market II Fund	0.55%	0.64%
Small Cap Growth Fund	1.16%	1.36%
Small Cap Value Fund	0.95%	1.14%
Socially Responsible Fund	0.56%	0.63%
Strategic Bond Fund	0.89%	0.95%

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefits, and to advise VC II’s Board of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC II.

Code of Ethics

VC II and VALIC have adopted an Investment Company and Investment Adviser Code of Ethics (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of VC II or VALIC, (2) any trustee, director, officer or general partner of the underwriter, AGDI, who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for VC II or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC II regarding the purchase or sale of securities, (3) any Supervised Person, as defined below, who has access to non-public information to VALIC’s purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (4) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (5) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A “Supervised Person” means VALIC’s partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) involvement in outside activities, including but not limited to board memberships. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. VALIC reports to the Board on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC II or any material violations by Sub-advisers’ access persons.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics will be reported to VC II’s Board.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-Adviser Name

Aggressive Growth Lifestyle Fund	PineBridge Investments, LLC. (“PineBridge”)
Capital Appreciation Fund	Bridgeway Capital Management, Inc. (“Bridgeway”)
Conservative Growth Lifestyle Fund	PineBridge
Core Bond Fund	PineBridge
High Yield Bond Fund	Wellington Management Company, LLP (“Wellington Management”)
International Small Cap Equity Fund	PineBridge Invesco Advisers, Inc. (“Invesco”) Invesco Asset Management Ltd. (“IAML”) serves as a sub-sub-adviser to the Fund pursuant to a sub-sub-advisory agreement between Invesco and IAML
Large Cap Value Fund

Janus Capital Management, LLC (“Janus”) Perkins Investment Management LLC. (“Perkins”) serves as a sub-sub-adviser to the Fund pursuant to a sub-sub-advisory agreement between Janus and Perkins

The Boston Company Asset Management, LLC (“The Boston Company”)

Mid Cap Growth Fund	Columbia Management Advisers, LLC (“Columbia”)
Mid Cap Value Fund	Wellington Management FAF Advisors, Inc. (“FAF Advisors”)/ Nuveen Asset Management, LLC (“Nuveen Asset Management”)*

Fund Name	Sub-Adviser Name
Moderate Growth Lifestyle Fund	PineBridge
Money Market II Fund	SAAMCo
Small Cap Growth Fund	J. P. Morgan Investment Management, Inc. (“JPMIM”)
Small Cap Value Fund	JPMIM Metropolitan West Capital Management, LLC (“MetWest Capital”) SAAMCo
Socially Responsible Fund	SAAMCo
Strategic Bond Fund	PineBridge

Bridgeway is a privately-owned Texas corporation that is majority owned by John Montgomery and his family. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc. FAF Advisors is an indirect, wholly-owned subsidiary of U.S. Bank, N.A. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. Janus is a direct subsidiary of Janus Capital Group Inc. JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. MetWest Capital is majority owned by Wells Fargo Bank, N.A., a division of Wells Fargo & Company. PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation. Wellington Management is a Massachusetts limited liability partnership.

*

Effective on or about December 31, 2010, U.S. Bank, N.A. expects to sell the long-term asset management business of FAF Advisors to Nuveen Investments, Inc. (“Nuveen Investments”). FAF Advisors’ long-term asset management business will be integrated into a subsidiary of Nuveen Investments and will become Nuveen Asset Management. Nuveen Asset Management will serve as a co-sub-adviser to the Fund beginning on or about January 1, 2011.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended August 31, 2010, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Fund Name	Aggregate Subadvisory Fee Rate

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.30%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.25%
High Yield Bond Fund	0.38%
International Small Cap Equity Fund	0.51%
Large Cap Value Fund	0.25%
Mid Cap Growth Fund	0.49%
Mid Cap Value Fund	0.48%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.07%
Small Cap Growth Fund	0.55%
Small Cap Value Fund	0.45%
Socially Responsible Fund	0.12%
Strategic Bond Fund	0.30%

In selecting Sub-advisers, VC II’s Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Sub-Advisory Agreement VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-adviser will manage the investment and reinvestment of the assets of the applicable Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Fund. Further, each Sub-adviser will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the applicable Fund, accounts with brokers and dealers selected by the Sub-adviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-adviser and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC paid the following fees to the Sub-advisers for services rendered for the past three fiscal years ending August 31:

FUND	SUB-ADVISER	2010	2009	2008

Aggressive Growth Lifestyle Fund	PineBridge	$111,624	$75,124	$89,112
Capital Appreciation Fund	Bridgeway	131,653	179,380	285,584
Conservative Growth Lifestyle Fund	PineBridge	69,976	50,461	55,427
Core Bond Fund	PineBridge	482,553	404,184	550,617
High Yield Bond Fund	PineBridge (from 01/01/02 to 7/24/09)	-	640,105	930,669
	Wellington Management (from 7/24/09 to present)	896,910	78,494	-
International Small Cap Equity Fund	PineBridge	1,876,108	2,437,880	3,545,163
	Invesco (from 12/14/09 to present)	1,079,016	-	-
Large Cap Value Fund[1]	SSgA FM (from 8/29/01 to 6/4/10)	307,015	414,004	929,708
	Janus (from 6/7/10 to present)	26,734	-	-
	The Boston Company (from 6/7/10 to present)	62,006	-	-
Mid Cap Growth Fund[2]	Invesco (from 10/20/04 to 12/1/10)	879,568	702,396	733,407
	Columbia (from 12/1/10 to present)	-	-	-
Mid Cap Value Fund	Wellington Management	1,459,076	1,182,832	1,581,643
	FAF Advisors	1,009,665	822,677	1,016,538
Moderate Growth Lifestyle Fund	PineBridge	171,190	120,920	135,977
Money Market II Fund	SAAMCo	168,490	225,497	253,977
Small Cap Growth Fund	Franklin Advisers, Inc. (from 01/01/02 to 12/10/07)	-	-	94,734
	JPMIM (from 12/10/07 to present)	273,073	191,569	197,012
Small Cap Value Fund[3]	JPMIM	1,057,592	1,067,703	1,113,706
	MetWest Capital (from 2/8/10 to present)	363,978	-	-
	SAAMCo (from 2/8/10 to present)	288,238	-	-
Socially Responsible Fund	PineBridge (from 12/1/09 to present)	213,424	761,097	1,192,394
	SAAMCo (from 12/1/09 to present)	675,902	-	-
Strategic Bond Fund	PineBridge	1,228,840	920,806	1,014,720

1	Effective June 7, 2010, Janus and The Boston Company replaced SSgA FM as co-sub-advisers.
2	Effective December 1, 2010, Columbia replaced Invesco as sub-adviser.
3	Effective February 8, 2010, MetWest Capital and SAAMCo were added as co-sub-advisers.

For the last three fiscal years ended August 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for Fiscal Year Ended August 31,
Fund Name	2010	2009	2008

Aggressive Growth Lifestyle Fund	-	-	-
Capital Appreciation Fund	$109,710	$149,482	$237,987
Conservative Growth Lifestyle Fund	-	-	-
Core Bond Fund	486,713	404,342	563,272
High Yield Bond Fund	587,078	405,224	521,898
International Small Cap Equity Fund	1,811,964	1,562,728	2,227,098
Large Cap Value Fund	397,087	414,004	929,707
Mid Cap Growth Fund	446,983	348,553	366,778
Mid Cap Value Fund	1,198,099	966,462	1,262,618
Moderate Growth Lifestyle Fund	-	-	-
Money Market II Fund	393,144	526,159	592,612
Small Cap Growth Fund	148,949	104,492	146,934
Small Cap Value Fund	813,845	636,064	664,817
Socially Responsible Fund	889,326	761,097	1,192,395
Strategic Bond Fund	1,028,840	720,807	814,721

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of August 31, 2010, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

			Other Accounts (As of August 31, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Portfolio	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)

Aggressive Growth Lifestyle Fund	PineBridge	Jose Aragon	1	124	1	212	0	0
		Timothy Campion	5	1,387	4	507	9(1)	1,321 (239)
		Michael Kelly	5	1,387	6 (1)	631 (211)	12 (1)	1,432 (48)
		Paul Mezzacano	0	0	0	0	0	0

Capital Appreciation Fund	Bridgeway	John Montgomery	18	2,139.4	0	0	29	48

Conservative Growth Lifestyle Fund	PineBridge	Jose Aragon	1	124	1	212	0	0
		Timothy Campion	5	1,387	4	507	9 (1)	1,321 (239)
		Michael Kelly	5	1,387	6 (1)	631 (211)	12 (1)	1,432 (48)
		Paul Mezzacano	0	0	0	0	0	0

Core Bond Fund	PineBridge	John Dunlevy	7	861	4	1,115	3	555
		Tim Lindvall	7	992	1	29	8	1,630
		Rajeev Mittal	3	992	12	2,780	14	1,640
		Robert Vanden Assem	9	1,236	10	1,786	13	3,464
		John Yovanovic	7	992	1	29	8	1,630

High Yield Bond Fund	Wellington	Christopher A. Jones	12	445	9	913	25(3)	1,258 (237)
	Management

International Small Cap	PineBridge	Chantal Brennam	1	54	1	50	4 (2)	175 (61)
Equity Fund		Elizabeth Soon	1	54	6	2,109	8	228
		Noriko Umino	0	0	1	48	0	0

	Invesco	Stephanie Butcher[2]	0	0	0	0	4[3]	734
	(IAML)[1]	Paul Chesson	0	0	2	1,080	4[4]	261
		Ian Hargreaves	0	0	0	0	4[5]	156
		Dean Newman	0	0	4	964	1	21
		Richard Smith	0	0	2	751	3[6]	843

[1]

With respect to International Small Cap Equity Fund, IAML provides their Other Accounts information as of quarter end due to their methods of calculating and procedures. Information has been provided as of 9/30/2010.

[2]	Stephanie Butcher is currently on maternity leave. John Surplice is covering her fund management responsibilities during this leave.
[3]	Continental European equity component of global mandates included.
[4]	Japanese equity component of global mandates included.
[5]	Asian equity component of global mandates included.
[6]	UK/Pan-European equity component of global mandates included.

			Other Accounts (As of August 31, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Portfolio	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)

Large Cap Value Fund	Janus	Tom Perkins	6 (3)	13,178 (12,082)	0	0	13	694
	(Perkins)	Kevin Preloger	1[1]	77	0	0	16	30

	The Boston	Brian Ferguson	10	1,760	3	137	51(2)	2,020 (495)
	Company

Mid Cap Growth Fund	Invesco[2]	Paul Rasplicka	7	4,019	0	0	1	24
		Brent Lium	6	3,412	0	0	1	24

	Columbia	George J. Meyers	9	2,271	2	169	182	179
		Wayne M. Collette	11	2,592	2	169	191	240
		Lawrence W. Lin	9	2,271	2	169	182	179
		Brian D. Neigut	9	2,271	2	169	182	179

Mid Cap Value Fund	FAF	Kevin Earley	2	850	0	0	14	355
	Advisors	Brent Mellum	2	850	0	0	14	355

	Wellington	James N. Mordy	11 (2)	10,699 (8,045)	3	441	8 (1)	872 (18)
	Management

Moderate Growth	PineBridge	Jose Aragon	1	124	1	212	0	0
Lifestyle Fund		Timothy Campion	5	1,387	4	507	9 (1)	1,321 (239)
		Michael Kelly	5	1,387	6 (1)	631 (211)	12 (1)	1,432 (48)
		Paul Mezzacano	0	0	0	0	0	0

Small Cap Growth Fund	JPMIM	Christopher Jones	11	5,553	1 (1)	103,890 (71,286)	2	19,343
		Eytan Shapiro	2	602,814	4	134,934	2	151,620

Small Cap Value Fund	JPMIM	Christopher T. Blum	17	4,511	4	580,015	6	220,307
		Dennis S. Ruhl	12	2,076	3	327,681	7	254,168

	MetWest	Samir Sikka	5	502	3	80.7	13 (1)	186 (47)
	Capital

	SAAMCo	Dan Lew	2	129	0	0	0	0

Socially Responsible Fund	SAAMCo	Jim Kurtz	10	5,971	0	0	0	0

Strategic Bond Fund	PineBridge	John Dunlevy	7	861	4	1,115	3	555
		Anthony King	2	735	32	169 (23)	6	1,030
		Tim Lindvall	7	992	1	29	8	1,630
		Rajeev Mittal	3	992	12	2,780	14	1,640
		Robert Vanden Assem	9	1,236	10	1,786	13	3,464
		John Yovanovic	7	992	1	29	8	1,630

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts (“Other Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Accounts.

[1]	The account has a performance-based advisory fee.
[2]

These other accounts are of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•

Trade Allocations. One situation where a conflict may arise between the Fund and an Other Account is in the allocation of trades among the Fund and the Other Account. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Accounts of a Sub-adviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. VC II and the Sub-advisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Funds and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Performance Based Advisory Fees and Portfolio Manager Compensation. As discussed below, a Sub-adviser may base a Portfolio Manager’s incentive compensation only on the performance of the Sub-adviser’s proprietary Other Accounts and not those accounts which it serves as a sub-adviser, such as the Funds. This creates a conflict that the Portfolio Manager might focus his attention on those Other Accounts that contribute to his compensation and not on the Funds.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Accounts if the Funds and Other Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Sub-advisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Sub-advisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts), causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, a Sub-adviser’s code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, there is no assurance that the Sub-advisers’ codes of ethics will eliminate such conflicts.

Other than the conflicts described above and in the sections below related to JPMIM, Janus, The Boston Company and Wellington Management, VC II is not aware of any material conflicts that may arise in the connection with each Portfolio Manager’s management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.

Compensation

Bridgeway

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of Bridgeway’s investment management team, including John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) because Bridgeway is an S-corporation, the amount of distributions to be made by Bridgeway to its shareholders at least sufficient to satisfy the payment of taxes due on Bridgeway’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of Bridgeway or both. The value of this ownership is a function of the profitability and growth of Bridgeway. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Columbia

Compensation for the portfolio managers of Mid Cap Growth Fund is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds (which are mutual funds advised by Columbia) in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia generally considers the one-, three- and five-year performances of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks (Russell MidCap Index and Russell MidCap Growth Index) and peer groups (Lipper Mid-Cap Growth Funds Classification), emphasizing the portfolio manager’s three- and five-year performances. Columbia also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and Columbia’s profitability for the year, which is largely determined by assets under management.

FAF Advisors/ Nuveen Asset Management

There are three elements to portfolio manager compensation.

Base Pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Incentive. Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position. The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to (i) the portfolio’s benchmark and (ii) performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group and the maximum annual cash incentive is attained at (i) a spread over the benchmark which FAF Advisors/ Nuveen Asset Management believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees. (Lipper industry peer group performance is also measured gross of fees.)

Long Term Incentive Payments. FAF Advisors long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of FAF Advisors. Long-term incentive payments are comprised of two components: (i) FAF Advisors equity units and (ii) U.S. Bancorp options and restricted stock. Under Nuveen Asset Management, long term incentive payments are paid to portfolio managers as a block payment (typically every three to four years) based upon general performance and expected contributions to the success of the organization.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals (“Portfolio Managers”). Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

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Base salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

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Annual bonus. Each Portfolio Manager is eligible, along with other Invesco employees, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco and each of their investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each of their Portfolio Managers is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three-, and Five-year performance against Fund peer group.

1 Rolling time periods based on calendar year end.

2 Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

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Equity-based compensation. Portfolio Managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio mangers also participate in benefit plans and programs available generally to all employees.

Janus

Conflicts of Interest. As shown in the table above, the Perkins portfolio managers who manage a portion of the Large Cap Value Fund may manage other accounts with investment strategies similar to the Fund. Fees earned by Janus or Perkins may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Perkins has adopted trade allocation procedures that govern allocation of securities among various accounts.

Compensation. The following describes the structure and method of calculating a portfolio manager’s compensation as of August 31, 2010.

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer (“CIO”) of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from a discretionary bonus pool.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Core Funds.

JPMIM

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JPMIM's or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Compensation. JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

MetWest Capital

Potential conflicts of interest: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for MetWest Capital investment professionals consists of a base salary and bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. While Wells Fargo & Company holds a majority ownership interest in MetWest Capital, certain individuals still hold ownership interests in the firm and accordingly payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is typically measured over three and five-year periods. Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

For calendar year 2009, the investment performance component of the bonus of Samir Sikka was determined based on comparison to small cap peer universes over three- and five-year trailing periods. The benchmark may change for purposes of calculating bonus compensation for calendar year 2010.

PineBridge

Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

SAAMCo

SAAMCo’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus components of the portfolio managers’ salaries are based on both the Fund’s individual performance and the organizational performance of SAAMCo and the investment department. The Fund’s individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund’s performance, net of fees, relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0%—225%) of the portfolio manager’s base salary.

The organizational performance component of the portfolio manager’s bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0%—75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager’s bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager’s overall engagement of the investment process; (3) the construction of the manager’s portfolio and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of SunAmerica.

The Boston Company

Conflicts of Interest.

Introduction. A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities. Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

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The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation. Potential Conflict: A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

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Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives. Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

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To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading. Potential Conflict: A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

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When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

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To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of The Boston Company’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest. Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

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All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship. Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

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In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting. Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

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Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading. Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company’s clients.

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Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

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Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Client Commission Arrangements. Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

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It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business. Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

•	The Boston Company does not pay referral fees to consultants.

Gifts. Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company’s Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

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The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage. Potential Conflict: The Boston Company is affiliated with certain BNY Mellon affiliated broker dealers.

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The Boston Company does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Compensation.

Portfolio managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on The Boston Company's financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Research analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Long Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company's net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Wellington Management

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended August 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for the Portfolio Managers as partners of Wellington Management, are determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Jones and Mordy are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
High Yield Bond Fund	Citigroup High Yield Market Index
Mid Cap Value Fund	Russell 2500 Value Index

Ownership of Portfolio Shares

As of August 31, 2010, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.

SERVICE AGREEMENTS

Service Agreements with Affiliates

VC II has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual report to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.

Pursuant to the Administrative Services Agreement, VC II pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.

For the last three fiscal years ended August 31, the Funds, other than the Lifestyle Funds, paid the following administrative service fees under the Administrative Services Agreement:

Fund Name	2010	2009	2008

Capital Appreciation Fund	$30,719	$41,855	$66,636
Core Bond Fund	136,282	113,224	157,716
High Yield Bond Fund	164,382	113,610	146,185
International Small Cap Equity Fund	408,370	341,303	496,323
Large Cap Value Fund	110,998	115,921	260,318
Mid Cap Growth Fund	125,155	97,595	102,761
Mid Cap Value Fund	358,465	288,625	378,646
Money Market II Fund	157,257	210,464	237,045
Small Cap Growth Fund	34,755	24,381	36,127
Small Cap Value Fund	266,394	178,098	186,149
Socially Responsible Fund	498,023	426,214	667,741
Strategic Bond Fund	288,075	201,826	228,122

VC II has entered into a Shareholder Services Agreement (“Service Agreement”) with VALIC for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% on average daily net assets of each Fund. For the last three fiscal years ended August 31, the Funds paid the following shareholder services fees:

Fund Name	2010	2009	2008

Capital Appreciation Fund	$109,710	$149,483	$237,987
Core Bond Fund	486,722	404,371	563,271
High Yield Bond Fund	587,078	405,752	522,091
International Small Cap Equity Fund	1,458,465	1,218,940	1,772,582
Large Cap Value Fund	396,421	414,004	929,707
Mid Cap Growth Fund	446,983	348,553	367,004
Mid Cap Value Fund	1,280,231	1,030,802	1,352,307
Money Market II Fund	561,634	751,656	846,589
Small Cap Growth Fund	124,124	87,077	129,024
Small Cap Value Fund	951,405	636,064	664,816
Socially Responsible Fund	1,778,652	1,522,194	2,384,789
Strategic Bond Fund	1,028,840	720,806	814,721

VC II has entered into an Amended and Restated Transfer Agency and Service Agreement with VALIC for the provision of dividend disbursement and certain other activities in connection with any accumulation, open-account or similar plans provided to the shareholders. For the last three fiscal years ended August 31, the Funds paid the following transfer agency fees under the Transfer Agency and Services Agreement:

Fund Name	2010	2009	2008

Aggressive Growth Lifestyle Fund	$1,762	$1,193	$1,239
Capital Appreciation Fund	2,789	1,874	2,126
Conservative Growth Lifestyle Fund	1,762	1,254	1,306
Core Bond Fund	2,789	1,901	2,155
High Yield Bond Fund	2,789	1,892	2,143
International Small Cap Equity Fund	2,447	1,720	1,856
Large Cap Value Fund	2,447	1,715	1,904
Mid Cap Growth Fund	2,447	1,682	1,869
Mid Cap Value Fund	7,241	5,509	3,419
Moderate Growth Lifestyle Fund	1,762	1,193	1,238
Money Market II Fund	1,076	690	861
Small Cap Growth Fund	2,789	1,912	2,167
Small Cap Value Fund	2,447	1,672	1,858
Socially Responsible Fund	2,447	1,735	1,424
Strategic Bond Fund	4,500	3,364	2,179

PORTFOLIO TURNOVER

For the fiscal year ended August 31, 2010, the portfolio turnover rates of the Aggressive Growth Lifestyle Fund decreased from the prior fiscal year from 151% to 43%, the Conservative Growth Lifestyle Fund decreased from the prior fiscal year from 180% to 40%, and the Moderate Growth Lifestyle Fund decreased from the prior fiscal year from 175% to 34%, each due to maintaining consistent allocation of assets among its investments in Underlying Funds in each asset category (equities, fixed income securities, and real estate securities).

For the fiscal year ended August 31, 2010, the portfolio turnover rate of the Core Bond Fund increased from the prior fiscal year from 134% to 178% due to more frequent trading in response to a pick-up in volatility in the fixed income markets and the prompt reinvestment of investment gains.

For the fiscal year ended August 31, 2010, the portfolio turnover rate of the High Yield Bond Fund decreased from the prior fiscal year from 91% to 47% due to a change of sub-adviser which occurred in July 2009.

For the fiscal year ended August 31, 2010, the portfolio turnover rate of the Mid Cap Growth Fund decreased from the prior fiscal year from 116% to 76% due to changing market conditions.

For the fiscal year ended August 31, 2010, the portfolio turnover rate of the Small Cap Value Fund increased from the prior fiscal year from 32% to 132% due t the addition of two (2) sub-advisers which occurred in February 201.

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The International Small Cap Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Socially Responsible Fund, the Small Cap Value Fund, and the Capital Appreciation Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC II normally enters into principal transactions directly with the issuer or the market-maker.

When VC II purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC II purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC II purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Funds may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC II can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC II with brokerage and research services, described below.

Commission Recapture Program: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. VC II’s Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in a commission recapture arrangement, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangement will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangement.

The following chart reflects commission recapture activity for the period ended August 31, 2010.

Fund	Amount
Large Cap Value Fund	$6,291
Mid Cap Growth Fund	21,962
Mid Cap Value Fund	91,565
Small Cap Growth Fund	7,084
Small Cap Value Fund	24,574

Research Services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for VC II. The Sub-advisers will not cause VC II to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-advisers’ ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund affects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds. The Funds may benefit from research services obtained through securities transactions effected by the Sub-advisers on behalf of their other clients.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC II’s Board.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended August 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.

2010 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers	Percentage of Commissions paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Aggressive Growth Lifestyle Fund	-	-	-	-
Capital Appreciation Fund	$ 8,869	-	-	-
Conservative Growth Lifestyle Fund	-	-	-	-
Core Bond Fund	70	-	-	-
High Yield Bond Fund	8,214	-	-	-
International Small Cap Equity Fund	1,979,202	-	-	-
Large Cap Value Fund	345,664	$380	0.11%	0.04%
Mid Cap Growth Fund	440,447	-	-	-
Mid Cap Value Fund	1,610,448	-	-	-
Moderate Growth Lifestyle Fund	-	-	-	-
Money Market II Fund	-	-	-	-
Small Cap Growth Fund	95,744	-	-	-
Small Cap Value Fund	1,811,752	-	-	-
Socially Responsible Fund	567,298	-	-	-
Strategic Bond Fund	3,011	-	-	-

In addition, for the fiscal year ended August 31, 2010, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Sub-advisers:

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
Aggressive Growth Lifestyle Fund	$0	$0
Capital Appreciation Fund	0	0
Conservative Growth Lifestyle Fund	0	0
Core Bond Fund	0	0
High Yield Bond Fund	0	0
International Small Cap Equity Fund	$180,771,955.60	$1,262,023
Large Cap Value Fund*	4,730.806	3,173
Mid Cap Growth Fund	217,349,687	382,216
Mid Cap Value Fund	184,650,663	294,904
Moderate Growth Lifestyle Fund	0	0
Money Market II Fund	0	0
Small Cap Growth Fund	63,944,082	37,780
Small Cap Value Fund	529,588,385	1,241,541
Socially Responsible Fund	1,090,365,700	159,934
Strategic Bond Fund	0	0

*    The figures listed represent the gross dollar value of purchases/sales and dollar amount of commissions for brokers that provide research. Janus does not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus and such research may not necessarily be used by Janus in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for commissions generated by equity trades may be used for fixed-income clients.

2009 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers	Percentage of Commissions paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Aggressive Growth Lifestyle Fund	$ -	-	-	-
Capital Appreciation Fund	11,646	-	-	-
Conservative Growth Lifestyle Fund	-	-	-	-
Core Bond Fund	-	-	-	-
High Yield Bond Fund	5,512	-	-	-
International Small Cap Equity Fund	2,204,901	-	-	-
Large Cap Value Fund	435,722	-	-	-
Mid Cap Growth Fund	525,566	-	-	-
Mid Cap Value Fund	1,232,247	-	-	-
Moderate Growth Lifestyle Fund	-	-	-	-
Money Market II Fund	-	-	-	-
Small Cap Growth Fund	97,242	-	-	-
Small Cap Value Fund	440,877	-	-	-
Socially Responsible Fund	1,289,837	-	-	-
Strategic Bond Fund	3,096	-	-	-

2008 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers	Percentage of Commissions paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Aggressive Growth Lifestyle Fund	$ -	-	-	-
Capital Appreciation Fund	19,288	-	-	-
Conservative Growth Lifestyle Fund	-	-	-	-
Core Bond Fund	888	-	-	-
High Yield Bond Fund	1,648	-	-	-
International Small Cap Equity Fund	2,401,789	-	-	-
Large Cap Value Fund	692,879	-	-	-
Mid Cap Growth Fund	474,158	-	-	-
Mid Cap Value Fund	920,840	-	-	-
Moderate Growth Lifestyle Fund	-	-	-	-
Money Market II Fund	-	-	-	-
Small Cap Growth Fund	146,019	-	-	-
Small Cap Value Fund	274,416	-	-	-
Socially Responsible Fund	1,703,820	-	-	-
Strategic Bond Fund	25,971	-	-	-

The following table sets forth the value of Funds’ holdings of securities of VC II’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of August 31, 2010.

Fund	Broker Dealer	Value (000’s)	Debt or Equity

Capital Appreciation	State Street Bank & Trust Co.	$1,078	Debt

Core Bond	Banc of America Corp.	1,798	Debt
	Credit Suisse First Boston Corp	877	Debt
	Barclays Bank	848	Debt
	Citigroup, Inc.	3,520	Debt
	Goldman Sachs Group, Inc.	1,133	Debt
	JP Morgan Chase & Co.	1,257	Debt
	Morgan Stanley	6,203	Debt
	State Street Bank & Trust Co.	10,635	Debt

High Yield Bond	State Street Bank & Trust Co.	6,832	Debt
	Citigroup, Inc.	4,037	Debt
	Barclays Bank	1,080	Debt
	Banc of America Corp.	1,564	Debt

International Small Cap Equity	State Street Bank & Trust Co.	8,257	Debt

Large Cap Value	Bank of America Corp.	3,372	Equity
	Citigroup, Inc.	926	Equity
	Goldman Sachs Group, Inc.	2,172	Equity
	JP Morgan Chase & Co.	4,963	Equity
	Morgan Stanley	965	Equity
	State Street Bank & Trust Co.	798	Equity

Mid Cap Growth	State Street Bank & Trust Co.	14,692	Debt

Mid Cap Value	State Street Bank & Trust Co.	13,504	Debt

Fund	Broker Dealer	Value (000’s)	Debt or Equity

Money Market II	Bank of America Corp.	$7,330	Debt
	Citigroup, Inc.	7,500	Debt
	JP Morgan Chase & Co.	5,574	Debt
	RBC Capital Market	9,220	Debt
	State Street Bank & Trust Co.	3,750	Debt
	UBS Securities, LLC	21,842	Debt

Small Cap Growth	State Street Bank & Trust Co.	388	Equity

Small Cap Value	State Street Bank & Trust Co.	9,409	Debt
	Investment Technology Group	205	Equity
	Piper Jaffray & Co.	430	Equity
	Raymond James Financial, Inc.	1,477	Equity

Socially Responsible	State Street Bank & Trust Co.	10,643	Debt
	Bank of America Corp.	10,993	Equity
	Citigroup, Inc.	7,042	Equity
	JP Morgan Chase & Co.	13,697	Equity
	State Street Bank & Trust Co.	2,235	Equity

Strategic Bond	Banc of America Corp.	3,554	Debt
	Barclays Bank	457	Debt
	Cantor Fitzgerald & Co.	143	Debt
	Citigroup, Inc.	4,222	Debt
	Credit Suisse First Boston	505	Debt
	Goldman Sachs Group, Inc.	563	Debt
	JP Morgan Chase & Co.	1,705	Debt
	Morgan Stanley	4,358	Debt
	State Street Bank & Trust Co.	43,034	Debt
	JP Morgan Chase & Co.	345	Equity

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser pursuant to written procedures. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser’s opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC II’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC and Plans and IRAs, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI’s address is the same as that of VALIC.

The distribution agreement between AGDI and VC II provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of VC II, or (ii) by vote of a majority of VC II’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC II’s Trustees who are not “interested persons” (as defined in the 1940 Act) of VC II by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of VC II or by a vote of a majority of the outstanding voting securities of VC II, or by AGDI, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC II (after typesetting and printing the copies required for regulatory filings by VC II). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. VC II pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC II redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC II’s shareholders.

VC II normally redeems Fund shares for cash. Although VC II, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC II portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), VC II, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC II has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC II’s net asset value. This election is irrevocable while Rule 18f-2 is in effect, unless the SEC by order permits the withdrawal of the election. The securities to be paid in-kind to the separate accounts will be selected in such manner as VC II’s Board deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II’s Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

For the Money Market II Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund's net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market II Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or if a development/significant event occur that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by VC II’s Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. The fair value of all other assets is added to the value of securities to arrive at a Fund’s total assets.

ACCOUNTING AND TAX TREATMENT

Under the Code, each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, and franchise or withholding tax liabilities.

So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Variable Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares of the Funds are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisers regarding specific questions as to federal, state and local taxes.

A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

REITs in which Funds invest may hold residual interests in REMICs. Certain types of income received by the Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC II and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC II was organized under the laws of the state of Delaware as a business trust, and presently is authorized to sell 15 series. Each of these series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Delaware law does not require VC II to hold regular, annual shareholder meetings. However, VC II must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on VC II’s Board if the shareholders have elected less than a majority of the Trustees.

VC II will assist in shareholder communications.

VALIC Separate Account A’s (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.

As of August 31, 2010, VALIC, through its insurance company separate accounts, owned over 5% of the outstanding shares of the following Funds:

Fund	VALIC
Aggressive Growth Lifestyle Fund	100.00%
Capital Appreciation Fund	100.00%
Conservative Growth Lifestyle Fund	100.00%
Core Bond Fund	100.00%
High Yield Bond Fund	99.92%
International Small Cap Equity Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	98.96%
Moderate Growth Lifestyle Fund	100.00%
Money Market II Fund	100.00%
Small Cap Growth Fund	100.00%
Small Cap Value Fund	100.00%
Socially Responsible Fund	100.00%
Strategic Bond Fund	99.82%

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC II has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC II and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of VC II’s shareholders.

VC II has retained a proxy voting service, Institutional Shareholder Services, an MSCI brand (“ISS”), to affect votes on behalf of VC II according to VC II’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC II’s policies and procedures therefore provide that each Fund will generally vote in support of management recommendations on most corporate matters. When a Fund’s portfolio manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the Sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund’s shareholders.

Examples of Fund’s Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote with management recommendations on proposals to increase or decrease authorized common stock;

•	Vote against the authorization of preferred stock if the company’s board has unlimited rights to set the terms and conditions of the shares;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless VC II’s objective is directly related to the social or environmental matter in question;[1] and

•	Not vote proxies for index funds/portfolios and passively managed funds.[2]

Conflicts of Interest

Senior management of VC II and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of VC II’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are affected according to the policies and procedures by ISS, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund shareholders and the interests of VALIC, or one of VALIC’s affiliates, and the conflict is known to VC II, senior management of VC II and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund shareholders.

[1]

In these circumstances, the Fund will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Fund’s overall investment evaluation of whether to retain or sell the company’s securities. The Fund will either retain or sell the securities according to the best interests of the Fund’s shareholders.

[2]

Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

Proxy Voting Records

ISS will maintain records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of VC II has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures generally prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by VALIC or its affiliates except under certain circumstances. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC II does not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

VC II makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available sixty (60) days after the end of VC II’s fiscal quarter. The portfolio securities for the Money Market II Fund are disclosed on a monthly basis on Form N-MFP as filed with the SEC five (5) business days following the month end.

In addition, VC II generally makes publicly available on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information may be made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VC II’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by VC II’s legal department. VC II and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC II’s Chief Compliance Officer and/or VALIC’s legal department is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC II and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

VC II’s executive officers and VALIC’s legal department, are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation, or useful to the Funds’ participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of VC II, the Board reviews a report disclosing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a Sub-adviser is engaged to assume sub-advisory duties of a Fund, VC II routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. VC II does not receive any compensation, or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP, Independent Registered Public Accountants; (2) ISS, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, VC II’s Board materials; (9) Fluent Technologies, marketing materials, and (10) J.P. Morgan, performance comparisons for the High Yield Bond Fund.

In addition, Wellington Management discloses the portfolio holdings of the Funds it manages to the following third parties in connection with the services it provides to such Funds (subject to confidentiality agreements between Wellington Management and such third parties):

•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Custody of Assets

Pursuant to a Custodian Contract with VC II, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC II as Custodian.

The Custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC II, and performing other administrative duties, all as directed by persons authorized by VC II. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC II. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by VC II’s Board. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories.

If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with the Custodian, as appropriate.

Payments in Connection with Distribution

VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, 1201 Louisiana Street, Suite 2900, Houston TX 77002-5678, serves as the independent registered public accounting firm of VC II.

MANAGEMENT OF VC II

The following table lists the Trustees and officers of VC II, their dates of birth, current position(s) held with VC II, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 2929 Allen Parkway, Houston, Texas 77019. Trustees, who are not deemed to be “interested persons” of VC II as defined in the 1940 Act, are referred to as “Independent Trustees.” A Trustee, who is deemed to be an “interested person” of VC II, is referred to as “Interested Trustee.” Trustees and officers of VC II are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by AGDI; and/or other affiliates of VALIC.

INDEPENDENT TRUSTEES

Name, Address and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

THOMAS J. BROWN 12/24/45	Trustee	2005-Present	Retired.	48	N/A

DR. JUDITH L. CRAVEN 10/06/45	Trustee	1998-Present	Retired Administrator.	78	Director, A.G. Belo Corporation, a media company (1992-Present); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); Director, Hilton Hotel (1998-Present).

WILLIAM F. DEVIN 12/30/38	Chairman since 07/2005 and Trustee	2001-Present	Retired.	78	Director, Boston Options Exchange (2001-Present).

DR. TIMOTHY J. EBNER 7/15/49	Trustee	1998-Present	Professor and Head, Dept. of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present); Scientific Director, Society for Research on the Cerebellum (2008-Present).	48	Trustee, Minnesota Medical Foundation (2005-Present).

JUDGE GUSTAVO E. GONZALES, JR. 7/27/40	Trustee	1998-Present	Attorney At Law, Criminal Defense and General Practice (2005-Present).	48	N/A
[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of VALIC. The “Fund Complex” includes VC II (15 funds), VC I (33 funds), SunAmerica Specialty Series (3 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large Cap Fund, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios) and Season Series Trust (21 portfolios).

3	Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act.

Name, Address and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

DR. JOHN W. LANCASTER 12/15/23	Trustee	1998-Present	Pastor Emeritus (1990-Present), First Presbyterian Church, Houston, Texas.	48	N/A

KENNETH J. LAVERY 12/30/49	Trustee	2001-Present	Vice President of Massachusetts Capital Resources Company (1982-Present).	48	N/A

DR. JOHN E. MAUPIN, JR. 10/28/46	Trustee	1998-Present	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	48	Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corp., rehabilitation health care (2004-Present); and Director, Regions Financial Corp, bank holding company (2007-Present).

        INTERESTED TRUSTEE

Name, Address and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

PETER A. HARBECK Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 1/23/54	Trustee	2001-Present	President, CEO and Director, SAAMCo (1995-Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993-Present); Chairman, President and Chief Executive Officer, Advisor Group, Inc. (2004-Present)	87	N/A

        OFFICERS

Name, Address and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years

KURT W. BERNLOHR 05/27/1961	President and Principal Executive Officer	2009-Present	President (2009-Present), VALIC Financial Advisors, Inc.; President (2009- President), VALIC Retirement Services Company; and Senior Vice President (2009-Present), Vice President (2004-2009), VALIC.

GREGORY R. KINGSTON 1/18/66	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present).

NORI L. GABERT 8/15/53	Vice President, Chief Legal Officer and Secretary	2000-Present	Vice President and Deputy General Counsel (2005-Present), SAAMCo.

GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 11/17/66	Vice President	2005-Present	Senior Vice President and General Counsel, SAAMCo (2005-Present)

Name, Address and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation (s) During Past 5 Years

DONNA M. HANDEL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 6/25/66	Vice President and Assistant Treasurer	2001-Present	Senior Vice President (2004-Present), SAAMCo.

JOHN PACKS 99 High Street Boston, MA 02110 12/09/55	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-Present).

MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 12/31/71	Anti-Money Laundering (“AML”) Compliance Officer	2007-Present	Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present); Vice President (2001-2006) and CCO (2005-2006), Credit Suisse Alternative Funds – Asset Management Division.

CYNTHIA A. GIBBONS-SKREHOT 12/06/67	Vice President and Chief Compliance Officer	2002-Present	Vice President, SAAMCo and VALIC (2002-Present).

THOMAS M. WARD 11/07/66	Vice President	2008-Present	Vice President (2009-Present) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).

LEADERSHIP STRUCTURE OF THE BOARD OF TRUSTEES

Overall responsibility for oversight of the VC II funds (“VALIC Funds”) rests with the Board of Trustees (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser which oversees the day-to-day operations of the VALIC Funds and have engaged Sub-advisers who manage the Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SAAMCo and the Sub-advisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC II’s Amended and Restated Declaration of Trust and By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of nine members, eight of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive session, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conducts an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Funds’ investment management and business affairs, and also by the Funds’ Sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SAAMCo, the Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interact with and review reports from, among others, VALIC, SAAMCo, the Sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, VALIC, the Sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. The Board has also considered the contributions that each Trustee can make to the Board and the VALIC Funds. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the VALIC Funds and the other funds/portfolios in the fund complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Trustee since 2005. Mr. Brown is also the Chairman of the Governance Committee and serves as the Audit Committee Financial Expert. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes.

Dr. Judith L. Craven. Dr. Craven has served as Trustee since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant, A.G. Belo Corporation, SYSCO Corporation and the Hilton Hotel.

William F. Devin. Mr. Devin has served as Trustee since 2001 and as Chairman of the Board since 2005. Mr. Devin is also the Chairman of the Brokerage Committee and serves as a member of both the Audit and the Governance Committees. Mr. Devin has approximately thirty years’ executive experience at Fidelity Investments, and in 1984 Mr. Devin’s experience includes Fidelity Capital Markets where he was responsible for all trading involving retail and institutional accounts, and retired as Executive Vice President in 1996. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals, and currently serves as a Director of the Boston Options Exchange.

Dr. Timothy J. Ebner. Dr. Ebner has served as Trustee since 1998. Dr. Ebner also serves as a member of both the Audit and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales. Judge Gonzales has served as Trustee since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and legal Division and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Dr. John W. Lancaster. Dr. Lancaster has served as Trustee since 1998. Dr. Lancaster is also Chairman of the Audit Committee and serves as a member of the Governance Committee. Dr. Lancaster is the retired Pastor and former Director of Planned Giving at First Presbyterian Church in Houston, Texas. Dr. Lancaster also has substantial experience serving on other boards of church-related organizations.

Kenneth J. Lavery. Mr. Lavery has served as Trustee since 2001. Mr. Lavery also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Mr. Lavery is currently a Vice President of Massachusetts Capital Resource Company at which he has nearly thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Trustee since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth, Corp., and Regions Financial Corp.

Effective January 1, 2011, for the VALIC Funds, Independent Trustees receive an annual retainer of $80,000 (Chairman receives an additional $47,500 retainer) and a meeting fee of $10,000 for each Board meeting and $2,500 for each special Board meeting attended in person and $2,000 for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive $2,000 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee and Governance Committee chairs receive an additional retainer of $25,000, and the Brokerage Committee and Compliance and Ethics Committee chairs receive retainers of $7,500. The Audit Committee Financial Expert receives an annual retainer of $20,000.

The Audit Committee is comprised of all Independent Trustees with Dr. Lancaster as Chairman and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Dr. Lancaster, Mr. Brown, Dr. Ebner and Dr. Maupin. During the VC II fiscal year ended August 31, 2010, the Audit Committee held 4 meetings.

The Governance Committee is comprised of all Independent Trustees, with Mr. Brown as Chairperson. The Governance Committee recommends to the Board nominees for independent Trustee membership, reviews governance procedures and Board composition, and periodically reviews Trustee compensation. The VALIC Funds do not have a standing compensation committee. During the VC II fiscal year ended August 31, 2010, the Governance Committee held 2 meetings.

The Brokerage Committee is comprised of Mr. Lavery (Chairman), Mr. Brown, Mr. Devin,, Judge Gonzales and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC II fiscal year ended August 31, 2010, the Brokerage Committee held 2 meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairperson), Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC II fiscal year ended August 31, 2010, the Compliance and Ethics Committee held 2 meetings.

The Independent Trustees are reimbursed for certain out-of-pocket expenses by VC II. The Trustees and officers of VC II and members of their families as a group beneficially owned less than 1% of the common stock of each Fund outstanding as of August 31, 2010.

Trustee Ownership of Shares

The following table shows the dollar range of shares beneficially owned by each Trustee.

  INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Dr. John W. Lancaster	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0
[1]	Includes the value of shares beneficially owned by each Trustee in VC II as of August 31, 2010.
[2]	Includes VC II (15 series) and VC I (33 series).

  INTERESTED TRUSTEE

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family[2]
Peter A. Harbeck	$0	$0

As of August 31, 2010, no Independent Trustee, or any of his or her immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Trustees

The following table sets forth information regarding compensation and benefits earned by the Independent Trustees for the fiscal year ending August 31, 2010. Interested Trustees are not eligible for compensation or retirement benefits and thus, are not shown in the Compensation Table.

Compensation Table

Fiscal Year Ended August 31, 2010

Name of Trustee	Aggregate Compensation from VC II	Total Compensation From Fund Complex Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Fund Expenses

Thomas J. Brown	$59,955	$152,150	$0
Dr. Judith L. Craven[1]	53,897	244,925	-
William Devin [1]	69,247	297,150	3,024
Dr. Timothy Ebner [2]	51,197	130,125	102,197
Judge Gustavo E. Gonzales[2]	53,597	134,875	116,389
Dr. John W. Lancaster	$57,255	$144,150	$3,384
Kenneth J. Lavery	53,587	134,875	-
Dr. John E. Maupin, Jr.	53,587	134,875	-

[1]

Includes VC I, VC II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc. and SunAmerica Money Market Funds, Inc.

[2]

Dr. Ebner and Judge Gonzales have chosen to defer a portion of VC II compensation under the Deferred Compensation Plan discussed below. As of August 31, 2010, the current value of the deferred compensation is $38,883 and $27,984 for Dr. Ebner and Judge Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to VC II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from VC II.

Effective December 1, 2008, the Retirement Plan was terminated. As a result of termination, the Retirement Plan (1) was frozen as to future accruals for active participants as of December 31, 2008, and (2) permitted active participants to elect to receive a distribution of their entire Retirement Plan account balance in 2010. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008. On May 24, 2010, VC II made lump-sum payments to the Trustees in accordance with the terms of the Retirement Plan.

APPENDIX A

BOND RATINGS

Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospect of ever attaining any real investment standing.

Note:      Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that a ranking in the lower end of the generic rating category.

Standard & Poor’s Corporation classifications are as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA — An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC — Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

D — An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

p — The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.

L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR — Not rated.

Description of Commercial Paper Ratings

Moody’s Commercial Paper Ratings

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Commercial Paper Ratings

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

For ease of reference, this table reflects the investment practices in which the Funds may engage. In the event of any discrepancy between this Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

APPENDIX B

INVESTMENT PRACTICES

	Aggressive Growth Lifestyle	Conservative Growth Lifestyle	Moderate Growth Lifestyle	Capital Appreciation	Core Bond	High Yield Bond	International Small Cap Equity
Adjustable Rate Securities	N	N	N	Y	Y	Y	Y
Asset-Backed Securities	N	N	N	Y	Y	Y	Y
Bank Obligations	N	N	N	Y	Y	Y	Y
Depositary Receipts	N	N	N	Y	Y	Y	Y
Equity Securities	N	N	N	Y	Y(20%)	Y(20%)	Y
Common Stock-Large Cap Issuers	N	N	N	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	N	N	N	Y	Y	Y	Y
Common Stocks - Small Cap Issuers	N	N	N	Y	Y	Y	Y (>=80%)
Convertible Securities	N	N	N	Y	Y	Y	Y
Preferred Stocks	N	N	N	Y	Y	Y	Y
Rights (except as noted in Real Estate Securities)	N	N	N	Y	N	N	Y
Warrants	N	N	N	Y	Y	Y	Y
Eurodollar Obligations	N	N	N	N	Y	Y	Y
Fixed-Income Securities (investment grade)	N	N	N	Y	Y(>=80%)	Y	Y
Brady bonds	N	N	N	Y	Y	Y	Y
Catastrophe Bonds	N	N	N	Y	Y	Y	Y
CBOs	N	N	N	N	N	Y	N
inflation indexed bonds	N	N	N	Y	Y	Y	Y
International Bonds	N	N	N	Y	Y	Y	Y
Junk bonds	N	N	N	N	Y(20%)	Y(>=80%)	N
variable rate demand notes	N	N	N	Y	Y	Y	Y
zero-coupon bonds	N	N	N	Y	Y	Y	Y
Foreign Currency & Foreign Currency Exchange Trans.	N	N	N	Y	Y	Y	Y
Forward Contracts	N	N	N	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	N	N	N	Y	Y	Y(35%)	Y(100%)
equity securities	N	N	N	Y(20%)	Y	Y	Y(>=80%)
Fixed-income securities (including money market securities)	N	N	N	Y	Y(40%)	Y	Y
emerging markets	N	N	N	N	Y	Y	Y
Hybrid Instruments (Includes indexed or structured securities/notes)	N	N	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	N	N	N	Y(15%)	Y(15%)	Y(15%)	Y(15%)
IPOs	N	N	N	N	N	N	Y
Lending Portfolio Securities	N	N	N	Y	Y	Y	Y
Loan Participations	N	N	N	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	N	N	Y	Y	Y	Y
mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	N	N	Y	Y	Y	Y
CMOs	N	N	N	Y	Y	Y	Y
commercial mort-backed secs.	N	N	N	Y	Y	Y	Y
Stripped mortgage backed securities	N	N	N	Y	Y	Y	Y
CMO residuals	N	N	N	Y	Y	Y	Y
mortgage dollar rolls	N	N	N	Y	Y	Y	Y
Options and Futures Contracts	N	N	N	Y	Y	Y	Y
Options on securities/indexes	N	N	N	Y	Y	Y	Y
writing/purchasing covered call/put options	N	N	N	Y	Y	Y	Y(on foreign currencies also)
financial futures contracts	N	N	N	Y	Y	Y	Y
options on financial futures contracts	N	N	N	Y	Y	Y	Y
unlisted options	N	N	N	Y	Y	Y	Y
Other Investment Companies (including ETFs)	Y	Y	Y	Y	Y	N	Y

APPENDIX B

INVESTMENT PRACTICES

	Aggressive Growth Lifestyle	Conservative Growth Lifestyle	Moderate Growth Lifestyle	Capital Appreciation	Core Bond	High Yield Bond	International Small Cap Equity
Real Estate Securities & REITs	N	N	N	Y	Y	Y	Y
Repurchase Agreements	N	N	N	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	Y	Y
Rule 144A Securities	N	N	N	Y	Y	Y	Y
Short Sales (Against the Box)	N	N	N	Y	Y	Y	Y
Short Sales (“naked”)	N	N	N	N	N	Y	N
Structured Notes	N	N	N	Y	Y	Y	Y
Swap Agreements (5% limitation on any single contract)	N	N	N	Y	Y	Y	Y
credit default swaps	N	N	N	N	Y(10%)	Y(10%)	N
currency exchange rate swaps	N	N	N	Y	Y	Y	Y
equity swaps	N	N	N	Y	Y	Y	Y
interest rate swaps	N	N	N	Y	Y	Y	Y
Unseasoned Issuers	N	N	N	N	Y	Y	N
When-Issued (delayed-delivery) Secs.	N	N	N	Y	Y	Y	Y

	Large Cap Value	Mid Cap Growth	Mid Cap Value	Money Market II	Small Cap Growth	Small Cap Value	Socially Responsible	Strategic Bond
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y	N	Y	Y	Y	Y
Equity Securities	Y	Y	Y	N	Y	Y	Y(>=80%)	Y(20%)
Common Stock-Large Cap Issuers	Y(>=80%)	Y	Y	N	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y	Y(>=80%)	Y(>=80%)	N	Y	Y	Y	Y
Common Stocks - Small Cap Issuers	Y	Y	Y	N	Y(>=80%)	Y(>=80%)	Y	Y
Convertible Securities	Y	Y	Y	N	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y	N	Y	Y	Y	Y
Rights (except as noted in Real Estate Securities)	Y	N	Y	N	Y	Y	Y	Y
Warrants	Y	Y	Y	N	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y
Fixed-Income Securities (investment grade)	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Brady bonds	Y	Y	Y	Y	Y	N	Y	Y
Catastrophe Bonds	Y	Y	Y	Y	Y	N	Y	Y
CBOs	N	N	N	N	N	N	N	N
inflation indexed bonds	Y	Y	Y	N	Y	Y	Y	Y
International Bonds	Y	Y	Y	Y	Y	N	Y	Y
Junk bonds	N	N	Y	N	N	N	N	N
variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y
zero-coupon bonds	Y	Y	Y	N	Y	Y	Y	Y
Foreign Currency & Foreign Currency Exchange Trans.	Y	Y	Y	N	Y	Y	Y	Y
Forward Contracts	Y	Y	Y	N	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y	Y(25%)	Y (20%)	Y (20%)	Y(25%)	Y(25%)	Y(20%)	Y(50%)
equity securities	Y(35%)	Y	Y	N	Y	Y	Y	Y
Fixed-income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y
emerging markets	Y	Y	Y	N	Y	Y	Y	Y(25%)
Hybrid Instruments (Includes indexed or structured securities/notes)	N	Y(10%)	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y(15%)	Y(15%)	Y(15%)	Y(5%)	Y(15%)	Y(15%)	Y(15%)	Y(15%)
IPOs	Y	Y	Y	N	Y	Y	N	N

APPENDIX B

INVESTMENT PRACTICES

	Large Cap Value	Mid Cap Growth	Mid Cap Value	Money Market II	Small Cap Growth	Small Cap Value	Socially Responsible	Strategic Bond
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	Y	Y	Y	Y	Y	Y	Y
mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	Y	Y	N	Y	Y	Y	Y
commercial mort-backed secs.	Y	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y
mortgage dollar rolls	Y	Y	Y	N	Y	Y	Y	Y
Options and Futures Contracts	Y	Y	Y	N	Y	Y	Y	Y
Options on securities/indexes	Y	Y	Y	N	Y	Y	Y	Y
writing/purchasing covered call/put options	Y	Y	Y	N	Y	Y	Y	Y
financial futures contracts	Y	Y	Y	N	Y	Y	Y	Y
options on financial futures contracts	Y	Y	Y	N	Y	Y	Y	Y
unlisted options	Y	Y	Y	N	Y	Y	Y	Y
Other Investment Companies (including ETFs)	Y	Y	Y	N	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y	N	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	Y	Y	N	Y	Y	Y	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	N	Y	Y	Y	Y
Short Sales (“naked”)	N	N	N	N	N	N	N	Y(5%)
Structured Notes	Y	Y	Y	N	Y	Y	Y	Y
Swap Agreements (5% limitation on any single contract)	Y	Y	Y	N	Y	Y	Y	Y
credit default swaps	N	N	N	N	N	N	N	Y(10%)
currency exchange rate swaps	Y	Y	Y	N	Y	Y	Y	Y
equity swaps	Y	Y	Y	N	Y	Y	Y	Y
interest rate swaps	Y	Y	Y	N	Y	Y	Y	Y
Unseasoned Issuers	N	Y	N	N	Y	Y	Y	Y
When-Issued (delayed-delivery) Secs.	Y	Y	Y	N	Y	Y	Y	Y

VALIC COMPANY II

Part C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	(1)	Agreement and Declaration of Trust (1)
	(2)	Amendment to Agreement and Declaration of Trust (2)
	(3)	Amended and Restated Agreement and Declaration of Trust dated October 26, 2010. Filed herewith.
	(4)	Amended and Restated Certificate of Trust dated 09/25/2000 (6)
	(5)	Amended and Restated Certificate of Trust dated 12/31/2001 (8)
	(6)	Restated Certificate of Trust dated October 26, 2010. Filed herewith.
	(7)	Certificate of Designation for:
	(a)	American General International Growth Fund (1)
	(b)	American General Large Cap Growth (1)
	(c)	American General Mid Cap Growth Fund (1)
	(d)	American General Small Cap Growth Fund (1)
	(e)	American General International Value Fund (1)
	(f)	American General Large Cap Value Fund (1)
	(g)	American General Mid Cap Value Fund (1)
	(h)	American General Small Cap Value Fund (1)
	(i)	American General Socially Responsible Fund (1)
	(j)	American General Balanced Fund (1)
	(k)	American General High Yield Bond Fund (2)
	(l)	American General Strategic Bond Fund (2)
	(m)	American General Domestic Bond Fund (1)
	(n)	American General Core Bond Fund (2)
	(o)	American General Money Market Fund (1)
	(p)	American General Growth Lifestyle Fund (1)
	(q)	American General Moderate Growth Lifestyle Fund (1)
	(r)	American General Conservative Growth Lifestyle Fund (1)
	(s)	American General S&P 500 Index Fund (1)
	(t)	American General Mid Cap Index Fund (1)
	(u)	American General Small Cap Index Fund (1)
	(v)	North American International Growth Fund (6)
North American – Goldman Sachs Large Cap Growth Fund
North American – State Street Large Cap Value Fund
North American – INVESCO Mid Cap Growth Fund
North American – Neuberger Berman Mid Cap Value Fund
North American – J.P. Morgan Small Cap Growth Fund
North American – Small Cap Value Fund
North American – AG Socially Responsible Fund
North American – AG Core Bond Fund
North American – AG High Yield Bond Fund
North American – AG Strategic Bond Fund
North American – AG Conservative Growth Lifestyle Fund
North American – AG Aggressive Growth Lifestyle Fund
North American – AG Moderate Growth Lifestyle Fund
North American – AG 2 Money Market Fund
	(w)	Amended and Restated Certificate of Designation (8)
(Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity

1

Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, Strategic Bond Fund)

		(x)	Certificate of Designation of International Small Cap Equity Fund formerly known as International Growth II Fund (12)
	(8)		Certificate of Termination for:
		(a)	American General S&P 500 Index Fund (2)
		(b)	American General Mid Cap Index Fund (2)
		(c)	American General Small Cap Index Fund (2)
(9)

Amended and Restated Certificate of Designation dated October 26, 2010. Filed herewith. (Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund and Strategic Bond Fund)

b.			Amended and Restated Bylaws effective October 26, 2010. Filed herewith.

c.			Not Applicable.

d.	(1)	(a)	Investment Advisory Agreement between the Registrant and The Variable Annuity Life Insurance Company (“VALIC”) dated January 1, 2002 (2)
		(b)	Amendment No. 1 to the Investment Advisory Agreement dated December 10, 2007. (17)
		(c)	Amendment No. 2 to the Investment Advisory Agreement dated July 24, 2009. (17)
		(d)	Amendment No. 3 to the Investment Advisory Agreement dated December 1, 2009. (17)
		(e)	Amendment No. 4 to the Investment Advisory Agreement dated December 14, 2009. (17)
		(f)	Amendment No. 5 to the Investment Advisory Agreement dated June 1, 2010. (18)
		(g)	Amendment No. 6 to the Investment Advisory Agreement dated June 7, 2010. (18)
	(2)		Investment Sub-Advisory Agreements (Pre-August 2001) between VALIC and each of the following Sub- Advisers:
		(a)	American General International Growth Fund (3)
		(b)	American General Large Cap Growth Fund (3)
		(c)	American General Mid Cap Growth Fund (3)
		(d)	American General International Value Fund, American General Balanced Fund and American General Domestic Bond Fund (3)
		(e)	American General Large Cap Value Fund (3)
		(f)	American General Mid Cap Value Fund (3)
		(g)	Fiduciary Management Associates, Inc. (3)
		(h)	American General High Yield Bond Fund, American General Strategic Bond Fund and American General Core Bond Fund (3)
		(i)	American General Investment Management, L.P. (3)
		(j)	Bankers Trust Company (4)
		(k)	INVESCO Funds Group, Inc. dated September 28, 2000 (7)
	(3)		Interim Investment Advisory Agreement between the Registrant and VALIC dated August 29, 2001 (7)
	(4)		Investment Sub-Advisory Agreements (Post-August 29, 2001) between VALIC and the following Sub-Advisers:
Prior Sub-Advisers
		(a)	American General Investment Management, L.P. dated August 29, 2001 (7)

2

(b)		Fiduciary Management Associates, Inc. dated August 29, 2001 (7)
(c)		Goldman Sachs Asset Management dated August 29, 2001 (7)
(d)		J.P. Morgan Investment Management, Inc. dated August 29, 2001 (7)
(e)		Neuberger Berman Management, Inc. dated August 29, 2001 (7)
(f)	(1) (2)	SSgA Funds Management, Inc. dated August 29, 2001 (7) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SSgA FM dated October 31, 2007 (15)
(g)		Thompson, Siegel & Walmsley, Inc. dated August 29, 2001 (7)
(h)	(1)	AIG Global Investment Corp. dated January 1, 2002 (8)
	(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 11, 2004 (15)
	(3)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 31, 2007 (15)
(i)	(1)	JPMorgan Investment Advisors, Inc. (formerly Banc One Investment Advisers, Inc.) dated January 1, 2002 (8)
	(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and JPMIA dated October 31, 2007 (15)
	(3)	Form of Assignment and Assumption Agreement between JPMIA, JPMIM and VALIC dated December 31, 2009. (17)
(j)		Credit Suisse Asset Management, LLC dated January 1, 2002 (8)
(k)		Franklin Advisers, Inc. dated January 1, 2002 (8)
(l)		Putnam Investment Management, LLC dated January 1, 2002 (8)

Current Sub-Advisers
(m)	(1)	Bridgeway Capital Management, Inc. dated August 28, 2006 (14)
	(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Bridgeway Capital dated October 31, 2007 (15)
(n)		Columbia Management Investment Advisers, LLC dated December 1, 2010. Filed herewith.
(o)	(1)	FAF Advisors, Inc (formerly U.S. Bancorp Asset Management, Inc.) dated November 7, 2005 (13)
	(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and FAF Advisors dated October 31, 2007 (15)
(p)	(1)	Invesco Advisers, Inc. (formerly, Invesco Aim Capital Management, Inc.) (“Invesco”) (11)
	(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Invesco dated October 31, 2007 (15)
	(3)	Amendment No. 2 to the Investment Sub-Advisory Agreement between VALIC and Invesco dated December 14, 2009 (17)
	(4)	Investment Sub-Sub-Advisory Agreement between Invesco and Invesco Asset Management, Ltd (International Small Cap Equity Fund) dated December 14, 2009. (17)
(q)		J.P. Morgan Investment Management Inc. dated December 10, 2007 (15)
(r)	(1)	Janus Capital Management, LLC dated June 7, 2010 (18)
	(2)	Investment Sub-Sub-Advisory Agreement between Janus and Perkins (International Small Cap Equity Fund) dated June 7, 2010 (18)
(s)		Metropolitan West Capital Management, Inc. dated February 8, 2010 (18)
(t)		Form of Nuveen Asset Management, LLC. dated December 31, 2010. Filed herewith.
(u)		PineBridge Investments, LLC dated March 26, 2010. (18)
(v)	(1)	SunAmerica Asset Management Corp. dated January 1, 2002 (8)
	(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated October 31, 2007 (15)
	(3)	Interim Investment Sub-Advisory Agreement between VALIC and SAAMCo dated December 1, 2009. (17)

3

			(4)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated February 8, 2010 (18)
		(w)		The Boston Company Asset Management, LLC dated June 7, 2010 (18)
		(x)	(1)	Wellington Management Company, LLP dated January 1, 2002 (8)
			(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 19, 2005 (13)
			(3)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 31, 2007 (15)
			(4)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and Wellington Management dated July 24, 2009. (17)

e.				Distribution Agreement between Registrant and American General Distributors, Inc. dated October 19, 2005 (13)

f.				Not Applicable.

g.	(1)			Master Custodian Agreement between Registrant and State Street Bank and Trust Company (14)
	(2)			Amendment to Master Custodian Agreement dated January 18, 2006 (14)

h.	(1)			Transfer Agency and Service Agreement between Registrant and VALIC (5)
	(2)			Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000 (7)
	(3)			Form of Data Access Services Agreement between Registrant and State Street Bank and Trust Company (2)
	(4)			Accounting Services Agreement between Registrant and VALIC (5)
	(5)			Amended and Restated Accounting Services Agreement between Registrant and VALIC dated April 1, 2001 (7)
	(6)			Administrative Service Agreement between the Registrant and VALIC (5)
	(7)			Shareholder Services Agreement between the Registrant and VALIC dated July 17, 2001 (7)
	(8)			Administrative Services Agreement between the Registrant and SunAmerica Asset Management Corp. dated October 1, 2001 (7)
	(9)			Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003 (10)
	(10)			Amended and Restated Administrative Services Agreement between the Registrant and AIG SunAmerica Asset Management Corp. dated October 30, 2007 (15)
	(11)			Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 30, 2007 (15)

i.				Opinion of Counsel. Filed herewith.

j.				Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP. Filed herewith.

k.				Not Applicable.

l.				Subscription Agreements (2)

m.				Not Applicable.

n.				Not Applicable.

o.				Reserved.

p.	(1)			Code of Ethics – Invesco Advisers, Inc. Filed herewith.
	(2)			Code of Ethics – Invesco Asset Management, Ltd. Inc. (17)
	(3)			Code of Ethics – PineBridge Investments LLC. Filed herewith.
	(4)			Code of Ethics – Wellington Management Company, LLP (8)

4

	(5)	Code of Ethics – SunAmerica Asset Management Corp. Filed herewith.
	(6)	Code of Ethics – FAF Advisors, Inc. (13)
	(7)	Code of Ethics – Bridgeway Capital Management, Inc. (14)
	(8)	Code of Ethics – J.P. Morgan Investment Management Inc. (15)
	(9)	Code of Ethics – Janus Capital Management, LLC. and Perkins Investment Management, LLC. Filed herewith.
	(10)	Code of Ethics – Metropolitan West Capital Management, LLC. Filed herewith.
	(11)	Code of Ethics – The Boston Company Asset Management, LLC. Filed herewith.
	(12)	Code of Ethics – Columbia Management Investment Advisers, LLC. Filed herewith.
	(13)	Code of Ethics – Nuveen Asset Management, LLC. Filed herewith.

q.		Powers of Attorney. (18)

Footnotes:

1. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 6, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-002909).

2. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 2, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-003747).

3. Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on April 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000009).

4. Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on October 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000019).

5. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 3, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-000021).

6. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 1, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-005815).

7. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2001 (File Nos. 333-53589/811-08789, Accession No. 0000950129-01-504549).

8. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 11, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-000161).

9. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-006167).

10. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2003 (File Nos. 333-53589/811-08789, Accession No. 0000950129-03-006222).

5

11. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 20, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-007908).

12. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 29, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-010161).

13. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 12, 2005 (File Nos. 333-53589/811-08789, Accession No. 0000950129-05-011829).

14. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 11, 2006 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-010064).

15. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 14, 2007 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-006164).

16. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2008 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-006164).

17. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2009 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-006164).

18. Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 21, 2010 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-006164).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

The Registrant’s Amended and Restated Declaration of Trust made as of October 26, 2010, Article VIII, Section 8.4 provides as follows:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person:

(i)	did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust;
(ii)	had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office
(iii)	for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”).

A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “About VC II’s Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement.

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ITEM 32. PRINCIPAL UNDERWRITERS

a.

American General Distributors, Inc. (“AGDI”) (the “Distributor”) acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company I (“VC I”). The principal business address for all the officers and directors shown below is 2929 Allen Parkway, Houston, Texas 77019.

b.	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal Business Address	Position and Offices With Underwriter American General Distributors, Inc.
Kurt W. Bernlohr*	Chairman, Chief Executive Officer and President
David H. den Boer	Director, Senior Vice President and Assistant Secretary
Katherine Stoner	Director and Secretary
Thomas G. Norwood	Executive Vice President
Thomas M. Ward	Vice President
Krien VerBerkmoes	Chief Compliance Officer
John Reiner	Chief Financial Officer and Treasurer
Debra L. Herzog	Assistant Secretary
Paula Payne	Assistant Secretary
Paul Hoepfl	Assistant Treasurer
Louis V. McNeal	Assistant Treasurer
Daniel R. Cricks	Tax Officer
Robert C. Bauman	Administrative Officer

* Mr. Bernlohr also serves as President of the Registrant and VC I.

c. Not applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

THE ADMINISTRATOR

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005

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Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, Massachusetts 02110

FAF Advisors, Inc.

333 West Wacker Drive

Chicago, Illinois 60606

Invesco Advisers, Inc.

1555 Peachtree Street

Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, New York 10167

Janus Capital Management, LLC

151 Detroit Street

Denver, Colorado 80206

Metropolitan West Capital Management, LLC

610 Newport Center Drive, Suite 1000

Newport Beach, California 92660

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, Illinois 60606

PineBridge Investments LLC

399 Park Avenue

New York, New York 10022

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Masaachusetts 02108

Wellington Management Company, LLP

280 Congress State Street

Boston, Massachusetts 02210

ITEM 34. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 35. UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 17 (the “Amendment”) to the Registration Statement under rule 485(b) under the Securities Act and has duly caused the Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 23rd day of December, 2010.

VALIC Company II

By	/s/ KURT W. BERNLOHR
Kurt W. Bernlohr President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ KURT W. BERNLOHR Kurt W. Bernlohr	President (Principal Executive Officer)	December 23, 2010
/s/ GREGORY KINGSTON Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	December 23, 2010
* Thomas J. Brown	Trustee	December 23, 2010
* Judith L. Craven	Trustee	December 23, 2010
* William F. Devin	Trustee	December 23, 2010
* Timothy J. Ebner	Trustee	December 23, 2010
* Gustavo E. Gonzales	Trustee	December 23, 2010
* Peter A. Harbeck	Trustee	December 23, 2010
* John W. Lancaster	Trustee	December 23, 2010
* Kenneth J. Lavery	Trustee	December 23, 2010
* John E. Maupin, Jr.	Trustee	December 23, 2010

* By:	/s/ NORI GABERT
Nori L. Gabert
Attorney-in-Fact

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EXHIBIT INDEX

ITEM 28.

a(3)	Amended and Restated Agreement and Declaration of Trust dated October 26, 2010.

a(6)	Restated Certificate of Trust dated October 26, 2010.

a(8)

Amended and Restated Certificate of Designation dated October 26, 2010

(Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund and Strategic Bond Fund)

b	Amended and Restated Bylaws effective October 26, 2010

d(4)(n)	Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC dated December 1, 2010

d(4)(t)	Form of Investment Sub-Advisory Agreement between VALIC and Nuveen Asset Management, LLC

i	Opinion of Counsel

j	Consent

p(1)	Code of Ethics – Invesco Advisers, Inc.

p(3)	Code of Ethics – PineBridge Investments LLC

p(5)	Code of Ethics – SunAmerica Asset Management Corp.

p(9)	Code of Ethics – Janus Capital Management, LLC and Perkins Investment Management, LLC

p(10)	Code of Ethics – Metropolitan West Capital Management, LLC

p(11)	Code of Ethics – The Boston Company Asset Management, LLC

p(12)	Code of Ethics – Columbia Management Investment Advisers, LLC

p(13)	Code of Ethics – Nuveen Asset Management, LLC

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